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                                                                  EXECUTION COPY

                                                                  Exhibit 10.52

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                               THE LTV CORPORATION


                          11 3/4% Senior Notes Due 2009




                  --------------------------------------------

                                    INDENTURE



                          Dated as of November 5, 1999


                  --------------------------------------------




                                 U.S. BANK TRUST
                              NATIONAL ASSOCIATION

                                     Trustee



================================================================================








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                                TABLE OF CONTENTS

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                                                                                                     ----

                                                 ARTICLE 1

                                DEFINITIONS AND INCORPORATION BY REFERENCE
                                ------------------------------------------

SECTION 1.01.  Definitions...............................................................................1
SECTION 1.02.  Other Definitions........................................................................23
SECTION 1.03.  Incorporation by Reference of Trust Indenture Act........................................23
SECTION 1.04.  Rules of Construction....................................................................24

                                                 ARTICLE 2

                                              THE SECURITIES
                                              --------------

SECTION 2.01.  Amount of Securities; Issuable in Series.................................................24
SECTION 2.02.  Form and Dating..........................................................................25
SECTION 2.03.  Execution and Authentication.............................................................25
SECTION 2.04.  Registrar and Paying Agent...............................................................26
SECTION 2.05.  Paying Agent To Hold Money in Trust......................................................26
SECTION 2.06.  Securityholder Lists.....................................................................27
SECTION 2.07.  Replacement Securities...................................................................27
SECTION 2.08.  Outstanding Securities...................................................................27
SECTION 2.09.  Temporary Securities.....................................................................27
SECTION 2.10.  Cancellation.............................................................................28
SECTION 2.11.  Defaulted Interest.......................................................................28
SECTION 2.12.  CUSIP Numbers............................................................................28

                                                 ARTICLE 3

                                                REDEMPTION
                                                ----------
SECTION 3.01.  Notices to Trustee.......................................................................28
SECTION 3.02.  Selection of Securities To Be Redeemed...................................................28
SECTION 3.03.  Notice of Redemption.....................................................................29
SECTION 3.04.  Effect of Notice of Redemption...........................................................29
SECTION 3.05.  Deposit of Redemption Price..............................................................30
SECTION 3.06.  Securities Redeemed in Part..............................................................30

                                                 ARTICLE 4

                                                 COVENANTS
                                                 ---------
SECTION 4.01.  Payment of Securities....................................................................30
SECTION 4.02.  SEC Reports..............................................................................30
SECTION 4.03.  Intentionally Deleted....................................................................30
SECTION 4.04.  Covenant Termination.....................................................................31
SECTION 4.05.  Limitation on Debt and Restricted Subsidiary
                           Preferred Stock..............................................................31
SECTION 4.06.  Limitation on Restricted Payments........................................................31
SECTION 4.07.  Limitation on Liens......................................................................33
SECTION 4.08.  Limitation on Issuance or Sale of Capital Stock
                           of Restricted Subsidiaries...................................................33
SECTION 4.09.  Change of Control........................................................................33
SECTION 4.10.  Limitation on Asset Sales................................................................35
SECTION 4.11.  Limitation on Restrictions on Distributions from
                           Restricted Subsidiaries......................................................37
SECTION 4.12.  Limitation on Transactions with Affiliates...............................................38
SECTION 4.13.  Limitation on Sale and Leaseback Transactions............................................39
SECTION 4.14.  Designation of Restricted and Unrestricted
                           Subsidiaries.................................................................39
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
SECTION 4.15.  Limitation on Layered Debt...............................................................40
SECTION 4.16.  Future Subsidiary Guarantors.............................................................40
SECTION 4.17.  Compliance Certificate...................................................................40
SECTION 4.18.  Further Instruments and Acts.............................................................41

                                                 ARTICLE 5

                                             SUCCESSOR COMPANY
                                             -----------------

SECTION 5.01.  When Company May Merge or Transfer Assets................................................41
SECTION 5.02.  When LTV Steel or the Tubular Business May Merge
                           or Transfer Assets...........................................................41

                                                 ARTICLE 6

                                           DEFAULTS AND REMEDIES
                                           ---------------------

SECTION 6.01.  Events of Default........................................................................42
SECTION 6.02.  Acceleration.............................................................................44
SECTION 6.03.  Other Remedies...........................................................................44
SECTION 6.04.  Waiver of Past Defaults..................................................................45
SECTION 6.05.  Control by Majority......................................................................45
SECTION 6.06.  Limitation on Suits......................................................................45
SECTION 6.07.  Rights of Holders to Receive Payment.....................................................45
SECTION 6.08.  Collection Suit by Trustee...............................................................46
SECTION 6.09.  Trustee May File Proofs of Claim.........................................................46
SECTION 6.10.  Priorities...............................................................................46
SECTION 6.11.  Undertaking for Costs....................................................................46
SECTION 6.12.  Waiver of Stay or Extension Laws.........................................................47

                                                 ARTICLE 7

                                                  TRUSTEE
                                                  -------

SECTION 7.01.  Duties of Trustee........................................................................47
SECTION 7.02.  Rights of Trustee........................................................................48
SECTION 7.03.  Individual Rights of Trustee.............................................................48
SECTION 7.04.  Trustee's Disclaimer.....................................................................48
SECTION 7.05.  Notice of Defaults.......................................................................49
SECTION 7.06.  Reports by Trustee to Holders............................................................49
SECTION 7.07.  Compensation and Indemnity...............................................................49
SECTION 7.08.  Replacement of Trustee...................................................................50
SECTION 7.09.  Successor Trustee by Merger..............................................................50
SECTION 7.10.  Eligibility; Disqualification............................................................51
SECTION 7.11.  Preferential Collection of Claims Against Company........................................51

                                                 ARTICLE 8

                                    DISCHARGE OF INDENTURE; DEFEASANCE
                                    ----------------------------------

SECTION 8.01.  Discharge of Liability on Securities; Defeasance.........................................51
SECTION 8.02.  Conditions to Defeasance.................................................................52
SECTION 8.03.  Application of Trust Money...............................................................53
SECTION 8.04.  Repayment to Company.....................................................................53
SECTION 8.05.  Indemnity for Government Obligations.....................................................53
SECTION 8.06.  Reinstatement............................................................................53

                                                 ARTICLE 9

                                                AMENDMENTS
                                                ----------

SECTION 9.01.  Without Consent of Holders...............................................................54
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
SECTION 9.02.  With Consent of Holders..................................................................54
SECTION 9.03.  Compliance with Trust Indenture Act......................................................55
SECTION 9.04.  Revocation and Effect of Consents and Waivers............................................56
SECTION 9.05.  Notation on or Exchange of Securities....................................................56
SECTION 9.06.  Trustee To Sign Amendments...............................................................56
SECTION 9.07.  Payment for Consent......................................................................56

                                                ARTICLE 10

                                           SUBSIDIARY GUARANTIES
                                           ---------------------

SECTION 10.01.  Guarantees..............................................................................56
SECTION 10.02.  Contribution............................................................................58
SECTION 10.03.  Successors and Assigns..................................................................58
SECTION 10.04.  No Waiver...............................................................................58
SECTION 10.05.  Modification............................................................................58
SECTION 10.06.  Execution of Supplemental Indenture for Future
                           Subsidiary Guarantors........................................................59

                                                ARTICLE 11

                              SUBORDINATION OF ACQUIRED SUBSIDIARY GUARANTIES
                              -----------------------------------------------

SECTION 11.01.  Agreement To Subordinate................................................................59
SECTION 11.02.  Liquidation, Dissolution, Bankruptcy....................................................59
SECTION 11.03.  Default on Designated Senior Debt.......................................................60
SECTION 11.04.  Demand for Payment......................................................................60
SECTION 11.05.  When Distribution Must Be Paid Over.....................................................60
SECTION 11.06.  Subrogation.............................................................................60
SECTION 11.07.  Relative Rights.........................................................................61
SECTION 11.09.  Rights of Trustee and Paying Agent......................................................61
SECTION 11.10.  Distribution or Notice to Representative................................................61
SECTION 11.11.  Article 11 Not To Prevent Events of Default Under
                           an Acquired Subsidiary Guaranty or Limit
                           Right To Demand Payment......................................................61
SECTION 11.12.  Trustee Entitled To Rely................................................................62
SECTION 11.13.  Trustee To Effectuate Subordination.....................................................62
SECTION 11.14.  Trustee Not Fiduciary for Holders of Designated
                           Senior Debt..................................................................62
SECTION 11.15.  Reliance by Holders of Designated Senior Debt on Subordination Provisions...............62

                                                ARTICLE 12

                                               MISCELLANEOUS
                                               -------------

SECTION 12.01.  Trust Indenture Act Controls............................................................63
SECTION 12.02.  Notices.................................................................................63
SECTION 12.03.  Communication by Holders with Other Holders.............................................63
SECTION 12.04.  Certificate and Opinion as to Conditions Precedent......................................63
SECTION 12.05.  Statements Required in Certificate or Opinion...........................................64
SECTION 12.06.  When Securities Disregarded.............................................................64
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
SECTION 12.07.  Rules by Trustee, Paying Agent and Registrar............................................64
SECTION 12.08.  Legal Holidays..........................................................................64
SECTION 12.09.  Governing Law...........................................................................64
SECTION 12.10.  No Recourse Against Others..............................................................64
SECTION 12.11.  Successors..............................................................................65
SECTION 12.12.  Multiple Originals......................................................................65
SECTION 12.13.  Table of Contents; Headings.............................................................65
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Schedule I                   Initial Subsidiary Guarantors

Appendix A                   Provisions Relating to Initial
                             Securities and Exchange Securities

Exhibit 1 to
  Appendix A                 Form of Initial Security

Exhibit A                    Form of Exchange Security

Exhibit B                    Form of Supplemental Indenture



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                                    INDENTURE dated as of November 5, 1999,
                           among THE LTV CORPORATION, a Delaware corporation (the "Company"), each Subsidiary listed on Schedule I hereto (collectively, the "Subsidiary Guarantors") and U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee").


                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 11 3/4% Senior Notes Due 2009, to be issued from time to time in one or more series as in this Indenture provided (the "Initial Securities") and, if and when issued pursuant to a registered exchange offer for the Initial Securities, the Company's 11 3/4% Senior Notes Due 2009 (the "Exchange Securities" and, together with the Initial Securities, the "Securities"):


                                    ARTICLE 1

                   Definitions and Incorporation by Reference
                   ------------------------------------------

                  SECTION 1.01.  DEFINITIONS.

                  "ACQUIRED SUBSIDIARY GUARANTORS" means each of Copperweld Corporation and Welded Tube Company of America and each of their respective Domestic Wholly Owned Subsidiaries (other than a Securitization Subsidiary or an Inactive Subsidiary).

                  "ADDITIONAL ASSETS" means (a) any Property (other than cash, cash equivalents or securities) to be owned by the Company or any Restricted Subsidiary; or (b) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than the Company or an Affiliate of the Company.

                  "AFFILIATE" of any specified Person means (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person who is a director or officer of (i) such specified Person, (ii) any Subsidiary of such specified Person or (iii) any Person described in clause (a) above. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the covenants contained in Section 4.10, Section 4.12 and the definition of the term "Additional Assets" only, "Affiliate" shall also mean any beneficial owner of shares representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "ASSET SALE" means any sale, lease, transfer, issuance or other disposition (or series of related sales, leases, transfers, issuances or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction or by means of a disposition of Capital Stock permitted by clause (iii) of Section
4.08 (each referred to for the purposes of this

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                                                                               2



definition as a "disposition"), of (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), (b) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary (other than LTV Steel or the Tubular Business) or
(c) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary (other than (i) in the case of clauses (a), (b) and (c) above, any disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Wholly Owned Subsidiary, (ii) in the case of clauses (b) and (c) above, (x) any disposition of accounts receivable or inventory by or to the Company or any Restricted Subsidiary to or from any Securitization Subsidiary in connection with the Incurrence of Debt by such Subsidiary under Credit Facilities or (y) any disposition of Property having, together with other Property disposed of pursuant to such clauses during the same fiscal year, an aggregate Fair Market Value of less than $25,000,000 and (iii) in the case of clauses (a), (b) and (c) above, any disposition subject to Article 5.

                  "ATTRIBUTABLE DEBT" in respect of a Sale and Leaseback Transaction means, at any date of determination, (a) if such Sale and Leaseback Transaction is a Capital Lease Obligation, the amount of Debt represented thereby according to the definition of the term "Capital Lease Obligation" and
(b) in all other instances, the present value (discounted at the actual rate of interest implicit in such transaction, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "AVERAGE LIFE" means, as of any date of determination, with respect to any Debt or Preferred Stock, the quotient obtained by dividing (a) the sum of the product of the numbers of years (rounded to the nearest one-twelfth of one year) from the date of determination to the dates of each successive scheduled principal payment of such Debt or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (b) the sum of all such payments.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "BUSINESS DAY" means each day which is not a Legal Holiday.

                  "CAPITAL EXPENDITURE DEBT" means Debt Incurred by any Person to finance a capital expenditure so long as (a) such capital expenditure is or should be included as an addition to "Property, Plant and Equipment" in accordance with GAAP (including in any event an addition to Property as a result of the purchase or other acquisition of Capital Stock of a Person that becomes a Subsidiary Guarantor as a result of such purchase or acquisition by the Company or another Subsidiary Guarantor from any Person other than the Company or an Affiliate of the Company) and (b) such Debt is Incurred within 180 days of the date such capital expenditure is made.

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                                                                               3


                  "CAPITAL LEASE OBLIGATIONS" means any obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of Debt represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. For purposes of Section 4.07, a Capital Lease Obligation shall be deemed secured by a Lien on the Property being leased.

                  "CAPITAL STOCK" means, with respect to any Person, any shares or other equivalents (however designated) of corporate stock, partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including Preferred Stock, but excluding any debt security convertible or exchangeable into such equity interest.

                  "CAPITAL STOCK SALE PROCEEDS" means the aggregate Net Cash Proceeds received by the Company from the issuance or sale (other than to a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any of its Subsidiaries for the benefit of their employees) by the Company of any class of its Capital Stock (other than Disqualified Stock) after the Issue Date of the Company's 8.20% Senior Notes due 2007.

                  "CASH EQUIVALENTS" means any of the following: (a) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof; (b) direct obligations of Canada or any agency thereof or obligations fully and unconditionally guaranteed by Canada or any agency thereof; (c) time deposit accounts, certificates of deposit and money market deposits maturing within 270 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $500,000,000 and has outstanding Debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund having assets in excess of $500,000,000 all of which consist of other obligations described in (a), (b), (c), (d), (e) or (f) sponsored by a registered broker dealer or mutual fund distributor; (d) repurchase and reverse repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (c) above; (e) commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any state thereof with a rating at the time as of which any investment therein is made of "P-2" (or higher) according to Moody's or "A-2" (or higher) according to S&P; and (f) securities with maturities of one year or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America or by any political division or taxing authority thereof, and rated at least "A" by Moody's or S&P; PROVIDED, that all Cash Equivalents purchased or otherwise acquired by the Escrow Agent as contemplated under the Escrow Agreement shall mature at least two Business Days prior to the Assumed Redemption Date (as defined in the Escrow Agreement).

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                                                                               4


                  "CHANGE OF CONTROL" means the occurrence of any of the following events:

                  (a) if any "Person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of all classes of the Voting Stock of the Company (for purposes of this clause (a), such other Person or group shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") so long as such other Person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting power of all classes of the Voting Stock of such parent corporation); or

                  (b) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Company and the Restricted Subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to a Wholly Owned Subsidiary) shall have occurred, or the Company merges, consolidates or amalgamates with or into any other Person or any other Person merges, consolidates or amalgamates with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified into or exchanged for cash, securities or other Property, other than any such transaction where (i) the outstanding Voting Stock of the Company is reclassified into or exchanged for Voting Stock of the surviving corporation and (ii) the Holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction and in substantially the same proportion as before the transaction; or

                  (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                  (d) the shareholders of the Company shall have approved any plan of liquidation or dissolution of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLATERAL TRUST AGREEMENT" means the Collateral Trust Agreement dated as of May 15, 1993, as amended through the Issue Date, among the Company, LTV Steel, the USWA and Bank One Ohio Trust Company, N.A., as collateral trustee.

                  "COMMODITY PRICE PROTECTION AGREEMENT" means, in respect of a Person, any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices.

                  "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

                  "CONSOLIDATED CURRENT LIABILITIES" means, as of any date of determination, the aggregate amount of liabilities of the Company and its consolidated Restricted Subsidiaries which may properly be classified as current liabilities (including taxes accrued as estimated), after eliminating (a) all intercompany items between the Company and any Restricted Subsidiary or between Restricted Subsidiaries and (b) all current maturities of long-term Debt.

                  "CONSOLIDATED INTEREST COVERAGE RATIO" means, as of any date of determination, the ratio of (a) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to such determination date to (b) Consolidated Interest Expense for such four fiscal quarters; PROVIDED, HOWEVER, that (i) if the Company or any Restricted Subsidiary has Incurred any Debt since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio is an Incurrence of Debt, or both, Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Debt as if such Debt had been Incurred on the first day of such period and the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Debt as if such discharge had occurred on the first day of such period, (ii) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Sale or if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio is an Asset Sale, or both, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Sale for such period, or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period, in either case as if such Asset Sale had occurred on the first day of such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Debt of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Sale for such period, as if such Asset Sale had occurred on the first day of such period (or, if the Capital Stock of any Restricted Subsidiary is sold, by an amount equal to the Consolidated Interest Expense for such period directly attributable to the Debt of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Debt after such sale),
(iii) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of Property, including any acquisition of Property occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Debt)


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                                                                               6


as if such Investment or acquisition occurred on the first day of such period and (iv) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Sale, Investment or acquisition of Property that would have required an adjustment pursuant to clause (ii) or (iii) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Sale, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of Property, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Debt incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer and as further contemplated by the definition of the term "pro forma". If any Debt bears a floating rate of interest and is being given pro forma effect, the interest expense on such Debt shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Debt if such Interest Rate Agreement has a remaining term in excess of 12 months).

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, the total interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent Incurred by the Company or its Restricted Subsidiaries, (a) interest expense attributable to capital leases, (b) amortization of debt discount and debt issuance cost, (c) capitalized interest, (d) non-cash interest expenses, (e) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (f) net costs associated with Hedging Obligations (including amortization of fees), (g) Redeemable Dividends, (h) Preferred Stock dividends in respect of all Preferred Stock of Restricted Subsidiaries held by Persons other than the Company or a Wholly Owned Subsidiary, (i) interest incurred in connection with Investments in discontinued operations, (j) interest accruing on any Debt of any other Person to the extent such Debt is Guaranteed by the Company or any Restricted Subsidiary (such amount included, if such Debt is also Guaranteed by a venture partner or other equity owner of such Person that is capable of satisfying its obligation under such Guarantee (as determined by an Officer in good faith at the time of any relevant determination), only to the extent of the Company's direct or indirect equity ownership of such Person) and (k) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Debt Incurred by such plan or trust.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (loss) of the Company and its consolidated Subsidiaries; PROVIDED, HOWEVER, that there shall not be included in such Consolidated Net Income (a) any net income (loss) of any Person (other than the Company) if such Person is not a Restricted Subsidiary, except that (i) subject to the exclusion contained in clause (d) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (c) below) and (ii) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income, (b) any net income (loss) of any Person acquired by the Company or any of its consolidated Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition, (c) any net income (loss) of any Restricted Subsidiary to the extent that such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions, directly or indirectly, to the Company, except that (i) subject to the exclusion contained in clause (d) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Restricted Subsidiary, to the limitation contained in this clause) and
(ii) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income, (d) any gain (but not loss) realized upon the sale or other disposition of any Property of the Company or any of its consolidated Subsidiaries (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business, (e) any extraordinary gain or loss, (f) any unusual or nonrecurring non-cash charge or credit separately identified on the Company's consolidated income statement for such period, PROVIDED that (i) to the extent any such charge represents an accrual of or reserve for cash expenditures in any future period, such cash expenditure shall be included in Consolidated Net Income for such future period or (ii) for purposes of Section 4.06 only, to the extent any such credit will result in the receipt of cash payments in any future period, such cash payment shall be included in Consolidated Net Income for such future period, (g) the cumulative effect of a change in accounting principles and (h) any non-cash compensation expense realized for grants of performance shares, stock options or other stock awards to officers, directors and employees of the Company or any Restricted Subsidiary; PROVIDED FURTHER, HOWEVER, that there shall be added to such Consolidated Net Income any provision for taxes not payable in cash.

                  "CONSOLIDATED NET TANGIBLE ASSETS" means, as of any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries as the total assets (less accumulated depreciation, depletion and amortization, allowances for doubtful receivables, adjustments for pension liabilities, other applicable reserves and other properly deductible items) of the Company and its Restricted Subsidiaries, after giving effect to purchase accounting and after deducting therefrom Consolidated Current Liabilities and, to the extent otherwise included, the amounts of (without duplication): (a) the excess of cost over fair market value of assets or businesses acquired; (b) any revaluation or other write-up in book value of assets subsequent to the last day of the fiscal quarter of the Company immediately preceding the Issue Date as a result of a change in the method of valuation in accordance with GAAP; (c) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items; (d) minority interests in consolidated Subsidiaries held by Persons other than the Company or any Restricted Subsidiary; (e) treasury stock; (f) cash or securities set aside and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of Capital Stock to the extent such obligation is not reflected in Consolidated Current Liabilities; and (g) Investments in and assets of Unrestricted Subsidiaries.

                  "CONSOLIDATED NET WORTH" means the total of the amounts shown on the consolidated balance sheet of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter of the Company ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (a) the par or stated value of all outstanding Capital Stock of the Company plus (b) paid-in capital or capital surplus relating to such Capital Stock plus (c) any retained earnings or earned surplus less (i) any accumulated deficit, (ii) any amounts attributable to Disqualified Stock and (iii) any adjustments for pension liabilities.

                  "COPPERWELD ACQUISITION" means the proposed acquisition by the Company of Copperweld Corporation and Copperweld Canada Inc. pursuant to the Copperweld Acquisition Agreement.

                  "COPPERWELD ACQUISITION AGREEMENT" means the Stock Purchase Agreement by and between Imetal SA and the Company dated as of September 8, 1999, as amended, waived or otherwise modified through the Issue Date.

                  "CREDIT FACILITIES" means, with respect to the Company or any Restricted Subsidiary, one or more credit facilities or securitization facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables or inventory financing (including the Existing Securitization Facilities) or trade letters of credit, in each case together with any extensions, revisions, refinancings or replacements thereof.

                  "CURRENCY EXCHANGE PROTECTION AGREEMENT" means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates.

                  "DEBT" means, with respect to any Person on any date of determination (without duplication), (a) the principal in respect of (i) debt of such Person for money borrowed and (ii) debt evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (b) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale and Leaseback Transactions entered into by such Person; (c) all obligations of such Person issued or assumed as the deferred purchase price of Property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding Trade Accounts Payable arising in the ordinary course of business); (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (a) through (c) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (e) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); (f) all obligations of the type referred to in clauses (a) through (e) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; (g) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by any Lien on any Property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such Property or assets or the amount of the obligation so secured; (h) to the extent not otherwise included in this definition, Hedging Obligations of such Person; and (i) to the extent not otherwise included in this definition, any financing of accounts receivable or inventory of such Person (whether or not treated as a sale or debt for accounting purposes); PROVIDED that such accounts receivable or inventory shall be deemed to be on the consolidated balance sheet of the Company for purposes of clause (b)(ii) of the definition of "Permitted Debt". The amount of Debt of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DESIGNATED SENIOR DEBT" means, with respect to each Acquired Subsidiary Guarantor, all Debt and other obligations of such Acquired Subsidiary Guarantor under the New Bank Financing and any Permitted Refinancing Debt in respect thereof, whether outstanding on the Issue Date or thereafter created.

                  "DISQUALIFIED STOCK" means, with respect to any Person, Redeemable Stock of such Person as to which the maturity, mandatory redemption, redemption at the option of the holder thereof, conversion or exchange occurs, or may occur, on or prior to the first anniversary of the Stated Maturity of the Securities; PROVIDED, HOWEVER, that Redeemable Stock of such Person that would not otherwise be characterized as Disqualified Stock under this definition shall not constitute Disqualified Stock if such Redeemable Stock is convertible or exchangeable into Debt solely at the option of the issuer thereof.

                  "DOMESTIC" means, with respect to any Subsidiary, any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

                  "EBITDA" means, for any period, an amount equal to, for the Company and its consolidated Restricted Subsidiaries, (a) the sum of Consolidated Net Income for such period, plus the following to the extent reducing Consolidated Net Income for such period: (i) the provision for taxes for such period based on income or profits or utilized in computing net loss,
(ii) Consolidated Interest Expense, (iii) depreciation and amortization of fixed and intangible assets and (iv) any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), minus (b) all non-cash items increasing Consolidated Net Income for such period (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period). Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

                  "ESCROW AGREEMENT" means the Escrow Agreement dated
November 5, 1999 among the Company, The Chase Manhattan Bank, as Escrow Agent, and the Trustee.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXISTING SECURITIZATION FACILITIES" means the Receivables Credit Agreement and the Inventory Facility.

                  "FAIR MARKET VALUE" means, with respect to any Property, the price (or, in the case of a lease, the rent) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller (or lessor) and a willing buyer (or lessee), neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined, except as otherwise provided, (a) if such Property has a Fair Market Value equal to or less than $25,000,000, by any Officer of the Company or (b) if such Property has a Fair Market Value in excess of $25,000,000, by a majority of the Board of Directors and evidenced by a Board Resolution, dated within 30 days of the relevant transaction, delivered to the Trustee.

                  "GAAP" means United States generally accepted accounting principles as in effect on the Issue Date, including those set forth (a) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) in the statements and pronouncements of the Financial Accounting Standards Board, (c) in such other statements by such other entity as approved by a significant segment of the accounting profession and (d) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee against loss in respect thereof (in whole or in part); PROVIDED, HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

                  "HEDGING OBLIGATION" of any Person means any obligation of such Person pursuant to any Interest Rate Agreement, Currency Exchange Protection Agreement, Commodity Price Protection Agreement or any other similar agreement or arrangement.

                  "HOLDER" or "SECURITYHOLDER" means the Person in whose name a Security is registered on the Security Register.

                  "INACTIVE SUBSIDIARY" means, at any time, any Subsidiary of the Company that (a) has assets with a total book value not in excess of $1 million, (b) has not conducted any business or other operation during the prior 12 month period and (c) is not an obligor with respect to any Debt.

                  "INCUR" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by merger, conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or obligation on the balance sheet of such Person (and "Incurrence" and "Incurred" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Debt, becoming Debt shall not be deemed an Incurrence of such Debt; PROVIDED FURTHER, HOWEVER, that solely for purposes of determining compliance with Section 4.05, amortization of debt discount shall not be deemed to be the Incurrence of Debt, provided that in the case of Debt sold at a discount, the amount of such Debt Incurred shall at all times be the aggregate principal amount at Stated Maturity.

                  "INDENTURE" means this Indenture as amended or supplemented from time to time.

                  "INDEPENDENT APPRAISER" means an investment banking firm of national standing or any third party appraiser of national standing, provided that such firm or appraiser is not an Affiliate of the Company.

                  "INTEREST RATE AGREEMENT" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect against fluctuations in interest rates.

                  "INVENTORY FACILITY" means the Note Purchase and Letter of Credit Agreement dated as of February 26, 1998 among LTV Steel, as a party and as agent on behalf of certain affiliates, the financial institutions party thereto, Chase Securities Inc., as Placement Agent, and The Chase Manhattan Bank, as Agent and Collateral Agent, as amended from time to time.

                  "INVESTMENT" by any Person means any direct or indirect loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person), advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise) to, or Incurrence of a Guarantee of any obligation of, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person. In determining the amount of any Investment made by transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such Investment.

                  "INVESTMENT GRADE RATING" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P.

                  "INVESTMENT GRADE STATUS" shall be deemed to have been reached on the date that the Securities have an Investment Grade Rating from both Rating Agencies.

                  "ISSUE DATE" means the date on which the Original Securities first were issued under this Indenture.

                  "ISSUE DATE OF THE COMPANY'S 8.20% SENIOR NOTES DUE 2007" means September 17, 1997, the date the Company originally issued its existing 8.20% Senior Notes due 2007.

                  "LIEN" means, with respect to any Property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any Sale and Leaseback Transaction, but excluding any operating lease (except Sale and Leaseback Transactions) entered into in the ordinary course of such Person's business).

                  "LIMITED RECOURSE GUARANTY" means (a) any pledge of the Capital Stock of an Unrestricted Subsidiary securing Debt of such Unrestricted Subsidiary that is non-recourse in all respects to the Company and its Restricted Subsidiaries except with respect to foreclosure on any Capital Stock of such Unrestricted Subsidiary held by the Company or any Restricted Subsidiary and (b) any Guarantee by a Venture Holding Company of Debt of a Person, other than a Restricted Subsidiary, in which such Venture Holding Company holds an Investment, including through a pledge of such Investment, which Guarantee is non-recourse in all respects to the Company and its other Restricted Subsidiaries.

                  "LIQUID SECURITIES" means securities (a) of an issuer organized under the laws of the United States or any State thereof or the laws of any member nation of the European Union in each case that is not an Affiliate of the Company, (b) that are publicly traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the London Stock Exchange, the Bourse de Paris or the Frankfurt Stock Exchange and (c) as to which the Company is not subject to any restrictions on sale or transfer (including any volume restrictions under Rule 144 under the Securities Act or any other restrictions imposed by the Securities Act) or as to which a registration statement under the Securities Act covering the resale thereof is in effect for as long as the securities are held, provided, that securities meeting the requirements of clauses (a), (b) and (c) above shall be treated as Liquid Securities from the date of receipt thereof until and only until the earlier of
(i) the date on which such securities are sold or exchanged for cash or Cash Equivalents or (ii) 90 days following the date of receipt of such securities. In the event such securities are not sold or exchanged for cash or Cash Equivalents within 90 days of receipt thereof, for purposes of determining whether the transaction pursuant to which the Company or a Restricted Subsidiary received the securities was in compliance with Section 4.10, such securities shall be deemed not to have been Liquid Securities at any time.

                  "LTV STEEL" means LTV Steel Company, Inc., a wholly owned subsidiary of the Company, and, for purposes of Section 5.02(a), the aggregate business as conducted on the Issue Date by LTV Steel and any of its subsidiaries.

                  "MOODY'S" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "NET AVAILABLE CASH" from any Asset Sale means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Debt or other obligations relating to the Property that is the subject of such Asset Sale or received in any other non-cash form), in each case net of (a) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale, (b) all payments made on any Debt which is secured by any Property subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreements of any kind with respect to such Property, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale, (c) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale and (d) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the Property disposed in such Asset Sale and retained by the Company or any Restricted Subsidiary after such Asset Sale.

                  "NET CASH PROCEEDS" means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "NEW BANK FINANCING" means the credit agreement dated on or about the Issue Date among the Company, the subsidiary guarantors party thereto, the lenders party thereto, Credit Suisse First Boston, as administrative agent, and Morgan Stanley Senior Funding, Inc., as syndication agent, together with any related documents (including any security documents and guaranty agreements), as any of the foregoing may be amended, supplemented or otherwise modified from time to time.

                  "NEW PREFERRED STOCK" means the Company's 8 1/4% Series A Cumulative Convertible Preferred Stock, par value $1.00 per share.

                  "1997 NOTES INDENTURE" means the Indenture dated September 17, 1997 relating to the Company's 8.20% Senior Notes due 2007.

                  "OFFICER" means the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of the Company, at least one of whom shall be the principal executive officer or principal financial officer of the Company, and delivered to the Trustee.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "PERMITTED DEBT" means:

                  (a) Debt of the Company evidenced by the Original Securities and of the Subsidiary Guarantors evidenced by the Subsidiary Guaranties relating to the Original Securities.

                  (b) Debt under the Credit Facilities; PROVIDED that the aggregate principal amount of all such Debt under the Credit Facilities, together with all Permitted Refinancing Debt Incurred in respect of Debt previously Incurred pursuant to this clause (b), at any one time outstanding shall not exceed the greater of (i) $470,000,000 less the sum of the aggregate amount of all prepayments and required payments of principal applied to reduce the aggregate amount available to be borrowed under the Credit Facilities or such Permitted Refinancing Debt, including pursuant to Section 4.10, and (ii) the sum of the amounts equal to (x) 60% of the book value of the inventory of the Company and the Restricted Subsidiaries and (y) 85% of the book value of the accounts receivable of the Company and the Restricted Subsidiaries, in each case as of the most recently ended quarter of the Company for which financial statements of the Company have been provided to the Holders of Securities;

                  (c) Capital Expenditure Debt; PROVIDED that (i) the aggregate principal amount of such Debt does not exceed the Fair Market Value (on the date of the Incurrence thereof) of the Property acquired, constructed or leased and (ii) the aggregate principal amount of all Debt Incurred and then outstanding pursuant to this clause (c), together with all Permitted Refinancing Debt Incurred and then outstanding in respect of Debt previously Incurred pursuant to this clause (c), does not exceed $300,000,000;

                  (d) Debt of the Company owing to and held by any Wholly Owned Subsidiary and Debt of a Restricted Subsidiary owing to and held by the Company or any Wholly Owned Subsidiary; PROVIDED, HOWEVER, that any subsequent issue or transfer of Capital Stock or other event that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of any such Debt (except to the Company or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Debt by the issuer thereof;

                  (e) Debt of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Company or otherwise became a Restricted Subsidiary (other than Debt Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Subsidiary of the Company or was otherwise acquired by the Company), PROVIDED that at the time such Restricted Subsidiary was acquired by the Company or otherwise became a Restricted Subsidiary and after giving pro forma effect to the Incurrence of such Debt, the Company would have been able to Incur $1.00 of additional Debt pursuant to Section 4.05(a);

                  (f) Debt under Interest Rate Agreements entered into by the Company or a Restricted Subsidiary for the purpose of limiting interest rate risk in the ordinary course of the financial management of the Company or such Restricted Subsidiary and not for speculative purposes; PROVIDED that the obligations under such agreements are directly related to payment obligations on Debt otherwise permitted by Section 4.05;

                  (g) Debt under Commodity Price Protection Agreements entered into by the Company or a Restricted Subsidiary in the ordinary course of the financial management (including cost control) of the Company or such Restricted Subsidiary and not for speculative purposes;

                  (h) Debt under Currency Exchange Protection Agreements entered into by the Company or a Restricted Subsidiary for the purpose of limiting currency exchange rate risks directly related to transactions entered into by the Company or such Restricted Subsidiary in the ordinary course of business (which, for purposes of this clause (h), shall include payment obligations on Debt otherwise permitted by
         Section 4.05) and not for speculative purposes;

                  (i) Debt in connection with one or more standby letters of credit or performance bonds issued by the Company or a Restricted Subsidiary in the ordinary course of business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances or credit;

                  (j) Debt outstanding on the Issue Date not otherwise described in clauses (a) through (i) above and any additional Debt Incurred after the Issue Date representing interest paid in-kind on Debt outstanding pursuant to this clause (j);

                  (k) Debt of the Company or any Restricted Subsidiary (other than Debt permitted by Section 4.05(a) or the other clauses of this definition) in an aggregate principal amount outstanding at any one time not to exceed $100,000,000;

                  (l) Attributable Debt under any Sale and Leaseback Transaction with respect to the Company's Portland tubing facility in an aggregate amount, together with all Permitted Refinancing Debt Incurred and then outstanding in respect of Debt previously Incurred pursuant to this clause (l), not to exceed $60,000,000;

                  (m) Debt of the Company in the form of a Guarantee of the obligations of the Company's Columbus Coating joint venture with respect to (i) a construction facility in an aggregate amount, together with all Permitted Refinancing Debt Incurred and then outstanding in respect of Debt previously Incurred pursuant to this clause (m), not to exceed $145,000,000 or (ii) following the completion of construction, Attributable Debt under a Sale and Leaseback Transaction involving such joint venture in an aggregate amount, together with all Permitted Refinancing Debt Incurred and then outstanding in respect of Debt previously Incurred pursuant to this clause (m) and all Debt of the Company remaining outstanding pursuant to the preceding clause (i), not to exceed $250,000,000; and

                  (n) Permitted Refinancing Debt Incurred in respect of Debt Incurred pursuant to Section 4.05(a) and clauses (a), (b), (c), (e),
         (j), (l) and (m) above, subject, in the case of clauses (b), (c), (l) and (m) above, to the limitations set forth in the respective provisos thereto.

                  "PERMITTED LIENS" means:

                  (a) Liens to secure Debt permitted to be Incurred under clause
         (b) of the definition of "Permitted Debt," PROVIDED that any such Lien is limited to the accounts receivable and inventory (and insurance proceeds and other Property similarly incidental thereto) of the Company and the Restricted Subsidiaries and any securities issued by a Securitization Subsidiary that purchases such accounts receivable or inventory in connection with the Incurrence of such Debt;

                  (b) Liens on assets of the Acquired Subsidiary Guarantors to secure Debt permitted to be Incurred under the New Bank Financing, PROVIDED that the outstanding principal amount of the Debt secured by Liens permitted by this clause (b) shall not exceed $225,000,000;

                  (c) Liens to secure Debt permitted to be Incurred under clause
         (c) of the definition of "Permitted Debt," PROVIDED, that any such Lien may not extend to any Property of the Company or any Restricted Subsidiary other than (i) the Property purchased, acquired, constructed or leased with the proceeds of such Debt, (ii) all improvements and accessions to such Property and (iii) in the case of personal Property, any real Property underlying such personal Property;

                  (d) Liens for taxes, assessments or governmental charges or levies on the Property of the Company or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision that shall be required in conformity with GAAP shall have been made therefor;

                  (e) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens on the Property of the Company or any Restricted Subsidiary arising in the ordinary course of business and securing payment of obligations which are not more than 60 days past due or are being contested in good faith and by appropriate proceedings;

                  (f) Liens on the Property of the Company or any Restricted Subsidiary Incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature and Incurred in a manner consistent with industry practice, in each case which are not Incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and which do not in the aggregate impair in any material respect the use of Property in the operation of the business of the Company and the Restricted Subsidiaries taken as a whole;

                  (g) Liens on Property at the time the Company or any Restricted Subsidiary acquired such Property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that any such Lien may not extend to any other Property of the Company or any Restricted Subsidiary; PROVIDED FURTHER, HOWEVER, that such Liens shall not have been Incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Property was acquired by the Company or any Restricted Subsidiary;

                  (h) Liens on the Property of a Person at the time such Person becomes a Restricted Subsidiary; PROVIDED, HOWEVER, that any such Lien may not extend to any other Property of the Company or any other Restricted Subsidiary which is not a direct Subsidiary of such Person; PROVIDED FURTHER, HOWEVER, that any such Lien was not Incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary;

                  (i) pledges or deposits by the Company or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which the Company or any Restricted Subsidiary is party, or deposits to secure public or statutory obligations of the Company, or deposits for the payment of rent, in each case Incurred in the ordinary course of business;

                  (j) utility easements, building restrictions and such other encumbrances or charges against real Property as are of a nature generally existing with respect to properties of a similar character;

                  (k) Liens to secure industrial revenue or pollution control bonds issued by the Company, PROVIDED, that (i) the aggregate principal amount outstanding of the Debt secured by Liens permitted by this clause (k) shall not at any time exceed the higher of the cost or the Fair Market Value of the Property financed by such Debt (together with improvements and accessions to such Property) and (ii) such Liens shall not extend to any other Property of the Company or any Restricted Subsidiaries;

                  (l) Liens arising out of judgments or decrees which involve uninsured amounts not exceeding $20,000,000 and which are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, PROVIDED that any reserve or other appropriate provision that shall be required in conformity with GAAP shall have been made therefor;

                  (m) Liens securing or constituting a Limited Recourse
         Guaranty;

                  (n) Liens existing on the Issue Date not otherwise described in clauses (a) through (m) above, including the Lien securing the USWA Secured Obligations, provided that such Lien may be extended from time to time to Property of the Company or any Restricted Subsidiary not subject thereto on the Issue Date to the extent any such extension is required by the terms of the Collateral Trust Agreement as in effect on the Issue Date;

                  (o) Liens on the Property of the Company or any Restricted Subsidiary to secure any Refinancing, in whole or in part, of any Debt secured by Liens referred to in clause (a), (b), (c), (g) (h), (k),
         (n), (q) or (r) of this definition; PROVIDED, HOWEVER, that any such Lien shall be limited to all or part of the same Property that secured the original Lien (together with improvements and accessions to such Property) and the aggregate principal amount of Debt that is secured by such Lien shall not be increased to an amount greater than the sum of (i) the outstanding principal amount, or, if greater, the committed amount, of the Debt secured by Liens described under clause (a), (b), (c), (g) (h), (k),
         (n), (q) or (r) of this definition, as the case may be, at the time the original Lien became a Permitted Lien under the Indenture and (ii) an amount necessary to pay any premiums, fees and other expenses incurred by the Company or such Restricted Subsidiary in connection with such Refinancing;

                  (p) Liens to secure Debt permitted to be Incurred under clause
         (l) of the definition of Permitted Debt, PROVIDED that any such Lien shall be limited to the Property (together with improvements and accessions to such Property) subject to the applicable Sale and Leaseback Transaction;

                  (q) Liens to secure Debt permitted to be Incurred under clause
         (m)(ii) of the definition of Permitted Debt, PROVIDED that any such Lien shall be limited to the Property (together with improvements and accessions to such Property) subject to the applicable Sale and Leaseback Transaction; and

                  (r) Liens securing Debt not otherwise described in clauses (a) through (q) above, PROVIDED that at the time any such Lien is Incurred the sum of (i) the aggregate principal amount (in the case of Debt sold at a discount, at Stated Maturity) of all Secured Debt outstanding at such time (other than the USWA Secured Obligations and any Permitted Refinancing Debt in respect thereof to the extent not exceeding $250,000,000 in the aggregate and any Limited Recourse Guaranty) and
         (ii) the aggregate amount of Attributable Debt outstanding at such time with respect to Sale and Leaseback Transactions entered into by the Company or any Restricted Subsidiary, does not exceed 10% of Consolidated Net Tangible Assets, as determined based on the consolidated balance sheet of the Company as of the end of the most recent fiscal quarter, after giving pro forma effect to the transactions giving rise to the need for such calculation.

                  "PERMITTED REFINANCING DEBT" means any Debt that Refinances any other Debt, including any successive Refinancings, so long as (a) such Debt is in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) not in excess of the sum of (i) the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding of the Debt being Refinanced and (ii) an amount necessary to pay any fees and expenses, including premiums and defeasance costs, related to such Refinancing, (b) the Average Life of such Debt is equal to or greater than the Average Life of the Debt being Refinanced, (c) the Stated Maturity of such Debt is no earlier than the earlier of (i) the Stated Maturity of the Debt being Refinanced and (ii) the date that is at least one year and one day after the Stated Maturity of the Securities and (d) the new Debt shall not be senior in right of payment to the Debt that is being Refinanced; PROVIDED, HOWEVER, that Permitted Refinancing Debt shall not include
(a) Debt of a Subsidiary that Refinances Debt of the Company or (b) Debt of the Company or a Restricted Subsidiary that Refinances Debt of an Unrestricted Subsidiary.

                  "PERSON" means any individual, corporation, company (including any limited liability or joint-stock company), partnership, joint venture, association, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "PREFERRED STOCK" means any Capital Stock of a Person, however designated, which entitles the Holder thereof to a preference with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of any other class of Capital Stock issued by such Person.

                  "PRINCIPAL" of any Debt (including the Securities) means the principal amount of such Debt plus the premium, if any, on such Debt.

                  "PRO FORMA" means, with respect to any calculation made or required to be made pursuant to the terms hereof, a calculation performed in accordance with Article 11 of Regulation S-X promulgated under the Securities Act, as interpreted in good faith by the Board of Directors after consultation with the independent certified public accountants of the Company, or otherwise a calculation made in good faith by the Board of Directors after consultation with the independent certified public accountants of the Company, as the case may be.

                  "PROPERTY" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to the Indenture, the value of any Property shall be its Fair Market Value.

                  "PUBLIC EQUITY OFFERING" means an underwritten public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "RATING AGENCIES" mean Moody's and S&P.

                  "RECEIVABLES CREDIT AGREEMENT" means the agreement dated as of October 12, 1994 among LTV Sales Finance Company, the lenders party thereto and Bankers Trust Company, as collateral agent and facility agent, as amended from time to time.

                  "REDEEMABLE DIVIDEND" means, for any dividend with respect to Redeemable Stock, the quotient of the dividend divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Redeemable Stock.

                  "REDEEMABLE STOCK" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part, or (c) is convertible or exchangeable for Debt or Disqualified Stock.

                  "REFINANCE" means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Debt, in exchange or replacement for, such Debt. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "REPRESENTATIVE" means the trustee, agent or representative expressly authorized to act in such capacity, if any, for the Designated Senior Debt.

                  "RESTRICTED PAYMENT" means (a) any dividend or distribution (whether made in cash, securities or other Property) declared or paid on or with respect to any shares of Capital Stock of the Company or any Restricted Subsidiary (including any payment in connection with any merger or consolidation with or into the Company or any Restricted Subsidiary), except for any dividend or distribution which is made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, to the other shareholders of such Restricted Subsidiary on a PRO RATA basis) or any dividend or distribution payable solely in shares of Capital Stock (other than Redeemable Stock) of the Company; (b) any payment made by the Company or any Restricted Subsidiary to purchase, redeem, repurchase, acquire or retire for value any Capital Stock of the Company or any Affiliate of the Company (other than a Restricted Subsidiary); or (c) any payment made by the Company or any Restricted Subsidiary to purchase, redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled sinking fund or mandatory redemption payment, any Subordinated Obligation (other than the purchase, repurchase, or other acquisition of any Subordinated Obligation purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition).

                  "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "S&P" means Standard & Poor's Ratings Service or any successor to the rating agency business thereof.

                  "SALE AND LEASEBACK TRANSACTION" means any arrangement relating to Property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such Property to another Person and the Company or a Restricted Subsidiary leases it from such Person, other than any such arrangement with respect to Property acquired or placed into service by the Company or any Restricted Subsidiary after the Issue Date to the extent entered into within 365 days after the date of such acquisition or placement into service and not constituting a Capital Lease Obligation.

                  "SEC" means the Securities and Exchange Commission or any successor thereto.

                  "SECURED DEBT" means any Debt of the Company or any Restricted Subsidiary secured by a Lien.

                  "SECURITIZATION SUBSIDIARY" means any bankruptcy-remote special-purpose Subsidiary of the Company or any Restricted Subsidiary established for the purpose of arranging financing of accounts receivable and inventory, including by selling or selling interests in such accounts receivable and inventory and related Property or through borrowing money or obtaining credit secured by such Property, and including LTV Sales Finance Company, a Delaware corporation, and LTV Steel Products, L.L.C., a Delaware limited liability corporation.

                  "SENIOR DEBT" of the Company means (a) all obligations consisting of the principal, and accrued and unpaid interest in respect of (i) Debt of the Company for borrowed money and (ii) Debt of the Company evidenced by notes, debentures, bonds or other similar instruments permitted under the Indenture for the payment of which the Company is responsible or liable; (b) all Capital Expenditure Debt of the Company; (c) all obligations of the Company (i) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction or (ii) under Hedging Obligations; and
(d) all obligations of other Persons of the type referred to in clauses (a) and
(b) for the payment of which the Company is responsible or liable as Guarantor; PROVIDED, HOWEVER, that Senior Debt of the Company shall not include (A) Debt of the Company that is by its terms subordinate in right of payment to the Securities; (B) any Debt Incurred in violation of the provisions of the Indenture; (C) accounts payable or any other obligations of the Company to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services (including Guarantees thereof or instruments evidencing such liabilities); (D) any liability for Federal, state, local or other taxes owed or owing by the Company; (E) any obligation of the Company to any Subsidiary; or
(F) any obligations with respect to any Capital Stock. "Senior Debt" of any Subsidiary Guarantor has a correlative meaning, provided that clause (E) above shall be deemed to refer to any obligation of such Subsidiary Guarantor to the Company or any Subsidiary of the Company.

                  "SIGNIFICANT SUBSIDIARY" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "STATED MATURITY" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred and, in the case of the Securities, excluding the Special Mandatory Redemption provisions set forth in paragraph 5 of the Securities).

                  "SUBORDINATED OBLIGATION" means any Debt of the Company or any Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Securities or the applicable Subsidiary Guaranty pursuant to a written agreement to that effect.

                  "SUBSIDIARY" means, in respect of any specified Person, any corporation, company, partnership, joint venture, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

                  "SUBSIDIARY GUARANTOR" means each Domestic Wholly Owned Subsidiary (other than any Securitization Subsidiary or Inactive Subsidiary) and any other Person that becomes a Subsidiary Guarantor pursuant to Section 4.16.

                  "SUBSIDIARY GUARANTY" means, (a) with respect to each Subsidiary Guarantor that is not an Acquired Subsidiary Guarantor, the senior unsecured Guarantee of the Obligations by such Subsidiary Guarantor and (b) with respect to each Acquired Subsidiary Guarantor, the senior subordinated Guarantee of the Obligations by such Acquired Subsidiary Guarantor, in each case on the terms set forth in this Indenture.

                  "SUMITOMO SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of May 26, 1993, as amended through the Issue Date, by and among the Company, LTV Steel and SMI America, Inc.

                  "TEMPORARY CASH INVESTMENTS" means any of the following: (a) Investments in Government Obligations, (b) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof or any foreign country recognized by the United States of America, which bank or trust company has capital, surplus and undivided profits aggregating in excess of $500 million or its foreign currency equivalent and a long-term debt rating of "A-3" or "A-" or higher according to Moody's Investors Service, Inc. or Standard & Poor's Ratings Service (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) entered into with a bank meeting the qualifications described in clause (b) above, (d) Investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Service (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)) and (e) Investments in money market funds all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. section section 77aaa-77bbbb) as in effect on the date of this Indenture except As required by Section 9.03 hereof; PROVIDED that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

                  "TRADE ACCOUNTS PAYABLE" means accounts payable or other obligations of the Company or any Restricted Subsidiary to trade creditors created or assumed by the Company or such Restricted Subsidiary in the ordinary course of business in connection with the obtaining of goods or services.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

                  "TRUST OFFICER" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "TUBULAR BUSINESS" means the aggregate business as conducted on the Issue Date (or, if the Copperweld Acquisition has not been completed as of the Issue Date, the date immediately following the closing of the Copperweld Acquisition) of Copperweld, Welded Tube Company of America and LTV Steel Tubular Products Company, together with any other Subsidiaries formed or acquired after the Issue Date primarily involved in the manufacture and sale of tubular steel products.

                  "UNRESTRICTED SUBSIDIARY" means (a) any Subsidiary of an Unrestricted Subsidiary; (b) any Subsidiary of the Company that is designated after the Issue Date as an Unrestricted Subsidiary as permitted pursuant to Section 4.14 and not thereafter redesignated as a Restricted Subsidiary as permitted pursuant thereto; and (c) Presque Isle Corporation, L-S Electro-Galvanizing Company, LTV-Trico, Inc., LTV-Escrow, Inc., Cayman Mineracao do Brasil Ltda and L.A.S. Resources, Inc.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

                  "USWA" means the United Steelworkers of America.

                  "USWA SECURED OBLIGATIONS" means the retiree health benefit, plan contribution and other obligations of the Company and its Subsidiaries secured by a Lien granted to the USWA pursuant to the Collateral Trust Agreement.

                  "VENTURE HOLDING COMPANY" means (a) LTV Columbus Processing, Inc., LTV EGL Holding Company, Dearborn Leasing, Inc., Alcite I, Inc., LTV Blanking Corporation, LTV Steel de Mexico, Ltd. and LTV Walbridge, Inc. and (b) any other Subsidiary of the Company formed or acquired after the Issue Date whose activities are limited to making and owning equity interests and other Investments in one or more joint ventures and activities incidental thereto, including participation in financing arrangements of such joint ventures (but in each case only for so long as its activities are so limited), PROVIDED that (i) in the case of clauses (a) and (b), the equity interests in any such joint ventures are owned by at least one other Person (other than the Company or any Affiliate of the Company) and (ii) in the case of clause (b), the applicable assets are acquired by such Subsidiary in connection with the formation of such joint venture.

                  "VOTING STOCK" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "WHOLLY OWNED SUBSIDIARY" means, at any time, a Restricted Subsidiary all the Voting Stock of which (except directors' qualifying shares) is at such time owned, directly or indirectly, by the Company and its other Wholly Owned Subsidiaries.

                  SECTION 1.02.  OTHER DEFINITIONS.


                                                                   Defined in
                                      Term                          Section
                                      ----                         ----------

"Affiliate Transaction" ......................................      4.12
"Bankruptcy Law" .............................................      6.01
"Change of Control Offer" ....................................      4.09(a)
"Change of Control Purchase Price" ...........................      4.09(a)
"Change of Control Payment Date" .............................      4.09(b)
"covenant defeasance option" .................................      8.01(b)
"Custodian" ..................................................      6.01
"Event of Default" ...........................................      6.01
"Excess Proceeds" ............................................      4.10(b)

                                                                   Defined in
                                      Term                          Section
                                      ----                         ----------

"legal defeasance option" ....................................      8.01(b)
"Legal Holiday" ..............................................     12.08
"Obligations" ................................................     10.01
"Offer Amount" ...............................................      4.10(d)(2)
"Offer Period" ...............................................      4.10(d)(2)
"Original Securities" ........................................      2.01
"Paying Agent" ...............................................      2.04
"Payment Blockage Notice" ....................................     11.03
"Payment Blockage Period" ....................................     11.03
"Prepayment Offer" ...........................................      4.10(c)
"Prepayment Offer Notice" ....................................      4.10(d)(1)
"Purchase Date" ..............................................      4.10(d)(1)
"Registrar" ..................................................      2.04
"Required Filing Times" ......................................      4.02
"Surviving Person" ...........................................      5.01(a)
"Tubular Subsidiary" .........................................      5.02(a)

                  SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture.
The following TIA terms have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Subsidiary Guarantors and any other obligor on the indenture securities.
                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) unsecured Debt shall not be deemed to be subordinate or junior to secured Debt merely by virtue of its nature as unsecured Debt;

                  (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

                  (8) the principal amount of any Preferred Stock shall be the greater of (i) the maximum liquidation value of such Preferred Stock or
         (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock.


                                    ARTICLE 2

                                 THE SECURITIES
                                 --------------


                  SECTION 2.01. AMOUNT OF SECURITIES; ISSUABLE IN SERIES. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. All such Securities shall be substantially identical in all respects other than issue prices and issuance dates. The Securities may be issued in one or more series. All Securities of any one series shall be substantially identical except as to denomination.

                  Subject to Section 2.03, the Trustee shall authenticate Securities for original issue on the Issue Date in the aggregate principal amount of $275,000,000 (the "Original Securities"). With respect to any Securities issued after the Issue Date (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 2.07, 2.08, 2.09 or 3.06 or Appendix A), there shall be established in or pursuant to a resolution of the Board of Directors, and subject to Section 2.03, set forth, or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of such Securities:

                  (1) whether such Securities shall be issued as part of a new or existing series of Securities and the title of such Securities (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) the aggregate principal amount of such Securities that may be authenticated and delivered under this Indenture;

                  (3) the issue price and issuance date of such Securities, including the date from which interest on such Securities shall accrue;

                  (4) if applicable, that such Securities shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective depositories for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Exhibit 1 to Appendix A and any circumstances in addition to or in lieu of those set forth in Section
         2.3 or 2.4 of Appendix A in which any such Global Security may be exchanged in whole or in part for Securities registered, or any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the depository for such Global Security or a nominee thereof; and

                  (5) if applicable, that such Securities shall not be issued in the form of Initial Securities subject to Appendix A, but shall be issued in the form of Private Exchange Securities or Exchange Securities as set forth in Exhibit A.

                  If any of the terms of any series are established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the trust indenture supplemental hereto setting forth the terms of the series.

                  SECTION 2.02. FORM AND DATING. Provisions relating to the Initial Securities of each series and the Exchange Securities are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities of each series and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to Appendix A which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities of each series may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage, provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company. Each Security shall be dated the date of its authentication. The terms of the Securities of each series set forth in Exhibit 1 to Appendix A and Exhibit A are part of the terms of this Indenture.

                  SECTION 2.03. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company, and the Trustee in accordance with such written order of the Company shall authenticate and deliver such Securities.

                  A Security shall not be valid until an authorized officer of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

                  SECTION 2.04. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities and this Indenture may be served (the "Notice Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, co-registrar or Notice Agent not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent or Notice Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  The Company initially appoints the Trustee as Registrar, Paying Agent and Notice Agent in connection with the Securities.

                  SECTION 2.05. PAYING AGENT TO HOLD MONEY IN TRUST. Prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. If it fails to do so, it will notify the Trustee. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, it shall forthwith pay to the Trustee all sums so held in trust by such Paying Agent. If the Company or a Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. If it fails to do so, it will notify the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.06. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the

Trustee may reasonably require of the names and addresses of Securityholders.

                  SECTION 2.07. REPLACEMENT SECURITIES. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Holder satisfies any reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, destroyed or wrongfully taken Securities.

                  SECTION 2.08. OUTSTANDING SECURITIES. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.09. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

                  SECTION 2.10. CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such disposition to the Company unless the

Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

                  SECTION 2.11. DEFAULTED INTEREST. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                    ARTICLE 3

                                   Redemption
                                   ----------

                  SECTION 3.01. NOTICES TO TRUSTEE. If the Company elects to redeem Securities pursuant to paragraph 5(a) of the Securities or is required to redeem Securities pursuant to paragraph 5(b) of the Original Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and that such redemption is being made pursuant to paragraph 5(a) of the Securities or paragraph 5(b) of the Original Securities, as applicable.

                  The Company shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date, unless the Trustee consents to a shorter period, or if the Company is required to redeem Securities pursuant to paragraph 5(b) of the Original Securities, promptly after the occurrence of the event requiring such redemption. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

                  SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

                  SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before the date for redemption of Securities, or, in the event the Company is required to redeem Securities pursuant to paragraph 5(b) of the Original Securities, promptly after the occurrence of the event requiring such redemption, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date (which, in the case of a redemption required by paragraph 5(b) of the Original Securities shall not be later than the Mandatory Redemption Date);

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

                  (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date; and

                  (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section at least 45 days before the redemption date, or if the Company is required to redeem Securities pursuant to paragraph 5(b) of the Securities, promptly after the occurrence of the event requiring such redemption.

                  SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. (a) On or prior to the redemption date with respect to a redemption pursuant to paragraph 5(a) of the Securities, the Company shall deposit with the Paying Agent (or, if the Company or a Wholly Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption) on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

                  (b) Prior to the redemption date with respect to a redemption pursuant to paragraph 5(b) of the Original Securities, the Company shall confirm that the Escrow Agent has deposited with the Paying Agent the Mandatory Redemption Price (as defined in the Escrow Agreement).

                  SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                    ARTICLE 4

                                    Covenants
                                    ---------

                  SECTION 4.01. PAYMENT OF SECURITIES. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

                  The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  SECTION 4.02. SEC REPORTS. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with, or furnish to, the SEC such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed at the times specified for the filing of such information, documents and reports under such Sections (the "Required Filing Times"); PROVIDED, HOWEVER, that the Company shall not be so obligated to file such information, documents and reports with the SEC if the SEC does not permit such filings. The Company shall also in any event (a) within 15 days of each Required Filing Time, provide the Trustee and the Holders of Securities with copies of such information, documents and reports and (b) if the SEC does not permit the filing of such information, documents and reports, promptly upon written request by a prospective Holder of Securities supply copies of such information, documents and reports to such prospective Holder of Securities.

                  SECTION 4.03. Intentionally Deleted.

                  SECTION 4.04. COVENANT TERMINATION. After the Company has reached Investment Grade Status, and notwithstanding that the Company may later cease to have an Investment Grade Rating from either or both of the Rating Agencies, the Company and the Restricted Subsidiaries shall be released from their obligations to comply with Sections 4.05, 4.06, 4.08, 4.10, 4.11, 4.12, 4.16, 5.01(a)(v) and

(vi), 5.02(a)(v) and (vi) and clause (x) of the second paragraph (and such clause (x) as referred to in the first paragraph) of Section 4.14. The Company shall notify the Trustee when it reaches Investment Grade Status.

                  SECTION 4.05. LIMITATION ON DEBT AND RESTRICTED SUBSIDIARY PREFERRED STOCK. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Debt (which includes, in the case of Restricted Subsidiaries, Preferred Stock) unless, after giving pro forma effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and either (a) after giving pro forma effect to the Incurrence of such Debt and the application of the proceeds thereof, the Consolidated Interest Coverage Ratio would be greater than 2.00 to 1.00 or (b) such Debt is Permitted Debt.

                  SECTION 4.06. LIMITATION ON RESTRICTED PAYMENTS. (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, directly or indirectly, any Restricted Payment if at the time of, and after giving pro forma effect to, such proposed Restricted Payment:

                  (i) a Default or Event of Default shall have occurred and be continuing;

                  (ii) the Company could not Incur at least $1.00 of additional Debt pursuant to Section 4.05(a); or

                  (iii) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made since the Issue Date of the Company's 8.20% Senior Notes due 2007 (the amount of any Restricted Payment, if made other than in cash, to be based upon Fair Market Value) would exceed an amount equal to the sum of:

                           (A) 50% of the aggregate amount of Consolidated Net
                  Income accrued during the period (treated as one accounting period) from and after the first day of the fiscal quarter following the end of the most recent fiscal quarter ended immediately prior to the Issue Date of the Company's 8.20% Senior Notes due 2007 to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment (or if the aggregate amount of Consolidated Net Income for such period shall be a deficit, minus 100% of such deficit);

                           (B) Capital Stock Sale Proceeds; and

                           (C) the amount by which Debt (other than Subordinated
                  Obligations issued or sold prior to the Issue Date of the Company's 8.20% Senior Notes due 2007) of the Company or any Restricted Subsidiary is reduced on the Company's consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Issue Date of any Debt of the Company or any Restricted Subsidiary convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company or Debt issued or sold to the Company or a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any of its Subsidiaries for the benefit of their employees (less the amount of any cash or other Property distributed by the Company or any Restricted Subsidiary upon such conversion or exchange).

                  (b) Notwithstanding the foregoing limitation, the Company may:

                  (i) pay dividends on its Capital Stock within 60 days of the declaration thereof if, on said declaration date, such dividends could have been paid in compliance with this Indenture; PROVIDED, HOWEVER, that at the time of such payment of such dividend, no other Default or Event of Default shall have occurred and be continuing (or would result therefrom); PROVIDED FURTHER, HOWEVER, that such dividend shall be included in the calculation of the amount of Restricted Payments;

                  (ii) purchase, repurchase, redeem, legally defease, acquire or retire for value Capital Stock of the Company or Subordinated Obligations in exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any of its Subsidiaries for the benefit of their employees); PROVIDED, HOWEVER, that (A) such purchase, repurchase, redemption, legal defeasance, acquisition or retirement shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such exchange or sale shall be excluded from the calculation of the amount of Capital Stock Sale Proceeds;

                  (iii) purchase, repurchase, redeem, legally defease, acquire or retire for value any Subordinated Obligations in exchange for, or out of the proceeds of the substantially concurrent sale of, Permitted Refinancing Debt; PROVIDED, HOWEVER, that such purchase, repurchase, redemption, legal defeasance, acquisition or retirement shall be excluded in the calculation of the amount of Restricted Payments;

                  (iv) pay dividends on the New Preferred Stock in accordance with the terms thereof as in effect on the Issue Date, without regard to any amendment, waiver or other modification thereto; PROVIDED, HOWEVER, that at the time of such payment of such dividend, no Default or Event of Default shall have occurred and be continuing or would result therefrom; PROVIDED FURTHER, HOWEVER, that such dividends shall be included in the calculation of the amount of Restricted Payments;

                  (v) expend up to $5,000,000 in any fiscal year of the Company to repurchase common stock of the Company (i) to distribute to current or former employees, officers and directors of the Company and its Subsidiaries, (ii) from such current or former employees, officers or directors or (iii) otherwise in order to distribute as employee compensation; PROVIDED, HOWEVER, that at the time of, and after giving pro forma effect to, any such expenditure, no Default or Event of Default shall have occurred and be continuing; PROVIDED FURTHER, HOWEVER, that such repurchase shall be excluded in the calculation of the amount of Restricted Payments; and

                  (vi) expend up to $40,000,000 for Restricted Payments in addition to amounts permitted pursuant to clauses (i) through (v) above; PROVIDED, HOWEVER, that at the time of, and after giving pro forma effect to, any such expenditure, no Default or Event of Default shall have occurred and be continuing; PROVIDED FURTHER, HOWEVER, that such expenditures shall be excluded in the calculation of the amount of Restricted Payments.

                  (c) Payments made pursuant to (and, in the case of clause
(a)(iii)(B), Capital Stock Sale Proceeds received from) transactions described in paragraph (b) above from and after the Issue Date of the Company's 8.20% Senior Notes due 2007 and prior to the Issue Date shall be included or excluded, as the case may be, in the calculation of the amount of Restricted Payments and Capital Stock Sale Proceeds in the same manner and to the same extent as such transactions would be included or excluded, as the case may be, from and after the Issue Date. In addition, amounts expended pursuant to Section 4.06(b)(iv) of the 1997 Notes Indenture shall be excluded in the calculation of the amount of Restricted Payments.

                  SECTION 4.07. LIMITATION ON LIENS. The Company shall not, and shall not permit any Subsidiary Guarantor to, directly or indirectly, Incur or suffer to exist, any Lien (other than Permitted Liens) upon any of its Property (including Capital Stock of a Subsidiary Guarantor), whether owned at the Issue Date or thereafter acquired, or any interest therein or any income or profits therefrom, unless it has made or will make effective provision whereby the Securities or the applicable Subsidiary Guaranty will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or such Subsidiary Guarantor secured by such Lien, PROVIDED that any Lien securing Subordinated Obligations must be subordinated and junior to the Lien securing the Securities or relevant Subsidiary Guaranty and have the same or lesser relative priority as the Subordinated Obligations shall have with respect to the Securities or such Subsidiary Guaranty.

                  SECTION 4.08. LIMITATION ON ISSUANCE OR SALE OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES. The Company shall not (a) sell, pledge, hypothecate or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary or (b) permit any Restricted Subsidiary to, directly or indirectly, issue or sell or otherwise dispose of any shares of its Capital Stock other than (i) directors' qualifying shares, (ii) to the Company or a Wholly Owned Subsidiary or (iii) if, immediately after giving effect to such disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary; PROVIDED, HOWEVER, that, in the case of this clause (iii), (x) such disposition is effected in compliance with Section 4.10 and (y) upon consummation of such disposition and execution and delivery of a supplemental indenture in form satisfactory to the Trustee, such Restricted Subsidiary shall be released from any Subsidiary Guaranty previously made by such Restricted Subsidiary.

                  SECTION 4.09. CHANGE OF CONTROL. (a) Upon the occurrence of a Change of Control, each Holder of Securities shall have the right to require the Company to repurchase all or any part of such Holder's Securities pursuant to the offer described below (the "Change of Control Offer") at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the purchase date).

                  (b) Within 30 days following any Change of Control, the Company shall (a) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (b) send, by first-class mail, with a copy to the Trustee, to each Holder of Securities, at such Holder's address appearing in the Security Register, a notice stating: (i) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 4.09 and that all

Securities timely tendered will be accepted for payment; (ii) the Change of Control Purchase Price and the purchase date, which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"); (iii) that any Securities (or portion thereof) accepted for payment (and duly paid on the Change of Control Payment Date) pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (iv) that any Securities (or portions thereof) not tendered will continue to accrue interest; (v) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to the Change of Control); and (vi) the procedures that Holders of Securities must follow in order to tender their Securities (or portions thereof) for payment, and the procedures that Holders of Securities must follow in order to withdraw an election to tender Securities (or portions thereof) for payment.

                  (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form (which may include the form on the reverse thereof) duly completed, to the Company or its agent at the address specified in the notice at least three Business Days prior to the Change of Control Payment Date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  (d) On or prior to the Change of Control Payment Date, the Company shall irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company or any of its Wholly Owned Subsidiaries is acting as the Paying Agent, segregate and hold in trust) in cash an amount equal to the Change of Control Purchase Price payable to the Holders entitled thereto, to be held for payment in accordance with the provisions of this Section. On the Change of Control Payment Date, the Company shall deliver to the Trustee the Securities or portions thereof which have been properly tendered to and are to be accepted by the Company for payment. The Trustee or the Paying Agent shall, on the Change of Control Payment Date, mail or deliver payment to each tendering Holder of the Change of Control Purchase Price. In the event that the aggregate Change of Control Purchase Price is less than the amount delivered by the Company to the Trustee or the Paying Agent, the Trustee or the Paying Agent, as the case may be, shall deliver the excess to the Company immediately after the Change of Control Payment Date.

                  (e) At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Trustee or the Paying Agent mails or delivers payment therefor to the surrendering Holder.

                  (f) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of

Securities pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section by virtue of such compliance.

                  SECTION 4.10. LIMITATION ON ASSET SALES. (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Sale unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale (or, in the case of a lease that is an Asset Sale, the Company or such Restricted Subsidiary is to receive over the term of such lease consideration) at least equal to the Fair Market Value of the Property subject to such Asset Sale; (ii) at least 75% of the consideration paid to the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of cash, Cash Equivalents, Additional Assets, Liquid Securities or the assumption by the purchaser of liabilities of the Company or any applicable Subsidiary Guarantor (other than liabilities that are by their terms subordinated to the Securities or any applicable Subsidiary Guaranty) as a result of which the Company and the Restricted Subsidiaries are no longer obligated with respect to such liabilities; and (iii) the Company delivers an Officers' Certificate to the Trustee certifying that such Asset Sale complies with the foregoing clauses (i) and (ii).

                  (b) The Net Available Cash (or any portion thereof) from Asset Sales may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects (or is required by the terms of any Debt): (i) to prepay, repay, legally defease or purchase Senior Debt of the Company or any Subsidiary Guarantor or Debt of any other Restricted Subsidiary (excluding, in any such case, Debt owed to the Company or an Affiliate of the Company); or (ii) to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary); PROVIDED, HOWEVER, that in connection with any prepayment, repayment, legal defeasance or purchase of Debt pursuant to clause (i) above, the Company or such Subsidiary Guarantor or other Restricted Subsidiary shall retire such Debt and shall cause the related loan commitment (if any) to be permanently reduced by an amount equal to the principal amount so prepaid, repaid, legally defeased or purchased.

                  (c) Any Net Available Cash from an Asset Sale not applied in accordance with the preceding paragraph within twelve months from the date of the receipt of such Net Available Cash shall constitute "Excess Proceeds."

                  When the aggregate amount of Excess Proceeds exceeds $5,000,000 (taking into account income earned on such Excess Proceeds, if any), the Company will be required to make an offer to purchase with such Excess Proceeds, on a pro rata basis according to principal amount (x) the Securities, which offer (the "Prepayment Offer") shall be at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the purchase date) in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Indenture and (y) any other Debt of the Company or any Subsidiary Guarantor that is pari passu with the Securities at a purchase price no greater than 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the purchase date, to the extent, in the case of this clause (y), required under the terms thereof (other than Debt owed to the Company or any Affiliate of the Company). To the extent that any portion of the amount of Net Available Cash remains after compliance with the preceding sentence and provided that all Holders of Securities have been given the opportunity to tender their Securities for purchase as described in Section 4.10(d), the Company or such Restricted Subsidiary may use such remaining amount for any purpose permitted by this Indenture and the amount of Excess Proceeds will be reset to zero.

                  (d) (1) Within five Business Days after the Company is obligated to make a Prepayment Offer as described in Section 4.10(c), the Company will send a written notice, by first-class mail, to the Trustee and the Holders of Securities (the "Prepayment Offer Notice"), accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to such Prepayment Offer (which at a minimum shall include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q of the Company and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials, or corresponding successor reports (or, during any time that the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, corresponding reports prepared pursuant to Section 4.02), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such reports and (iii) if material, appropriate pro forma financial information). The Prepayment Offer Notice shall state, (A) that a Prepayment Offer is being made pursuant to this Section 4.10 and that all Securities timely tendered will be accepted for payment (subject to proration),
(B) that any Securities (or any portion thereof) accepted for payment (and duly paid on the Purchase Date) pursuant to the Prepayment Offer shall cease to accrue interest after the Purchase Date, (C) the purchase price and purchase date, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date the Prepayment Offer Notice is mailed (the "Purchase Date"),
(D) the aggregate principal amount of Securities (or portions thereof) to be purchased, (E) that any Securities (or portions thereof) not tendered will continue to accrue interest and (F) the procedures that Holders of Securities must follow in order to tender their Securities (or portions thereof) for payment and the procedures that Holders of Securities must follow in order to withdraw an election to tender Securities (or portions thereof) for payment.

                  (2) Not later than the date upon which written notice of a Prepayment Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Prepayment Offer (the "Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Sales pursuant to which such Prepayment Offer is being made and (iii) the compliance of such allocation with the provisions of
Section 4.10(b). On such date, the Company shall also irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company or a Wholly Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) in Temporary Cash Investments, maturing on the last day prior to the Purchase Date or on the Purchase Date if funds are immediately available by open of business, an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Prepayment Offer remains open (the "Offer Period"), the Company shall deliver to the Trustee for cancelation the

Securities or portions thereof which have been properly tendered to and are to be accepted by the Company. The Trustee or the Paying Agent shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Company to the Trustee is less than the Offer Amount, the Trustee or the Paying Agent shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section.

                  (3) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form (which may include the form on the reverse thereof) duly completed, to the Company or its agent at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  (4) At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for pur chase at the time the Trustee or the Paying Agent mails or delivers payment therefor to the surrendering Holder.

                  (e) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section by virtue thereof.

                  SECTION 4.11. LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist any consensual restriction on the right of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, or pay any Debt or other obligation owed, to the Company or any other Restricted Subsidiary, (b) make any loans or advances to the Company or any other Restricted Subsidiary or (c) except for restrictions described in Section 4.08(ii), transfer any of its Property to the Company or any other Restricted Subsidiary. The foregoing limitations will not apply (i) with respect to clauses (a), (b) and (c), to restrictions (A) in effect on the Issue Date, (B) relating to Debt of a Restricted Subsidiary and existing at the time it became a Restricted Subsidiary if such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company, (C) which result from the Refinancing of Debt Incurred pursuant to an agreement referred to in the immediately preceding clause (i)(A) or (B) above or in clause (ii)(A) or (B) below, provided that such restriction is no less favorable to the Holders of Securities than those under the agreement evidencing the Debt so Refinanced, or (D) on any Securitization Subsidiary and (ii) with respect to clause (c) only, to restrictions (A) relating to Debt that is permitted to be Incurred and secured pursuant to Section 4.05 and Section 4.07 that limit the right of the debtor to dispose of the Property securing such Debt, (B) encumbrances on Property at the time such Property was acquired by the Company or any Restricted Subsidiary, so long as such restriction relates solely to the Property so acquired and was not created in connection with or in anticipation of such acquisition, (C) resulting from customary provisions restricting subletting or assignment of leases or customary provisions in other agreements that restrict assignment of such agreements or rights thereunder or
(D) customary restrictions contained in asset sale agreements limiting the transfer of such Property pending the closing of such sale.

                  SECTION 4.12. LIMITATION ON TRANSACTIONS WITH AFFILIATES. (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, conduct any business or enter into or suffer to exist any transaction or series of transactions (including the purchase, sale, transfer, assignment, lease, conveyance or exchange of any Property or the rendering of any service) with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction"), unless (i) the terms of such Affiliate Transaction are (A) set forth in writing and (B) no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company, (ii) if such Affiliate Transaction involves aggregate payments or value in excess of $10,000,000, the Board of Directors (including a majority of the disinterested members of the Board of Directors) approves such Affiliate Transaction and, in its good faith judgment, believes that such Affiliate Transaction complies with clause (i) of this paragraph as evidenced by a Board Resolution promptly delivered to the Trustee and (iii) if such Affiliate Transaction involves aggregate payments or value in excess of $25,000,000, the Company obtains a written opinion from an Independent Appraiser to the effect that the consideration to be paid or received in connection with such Affiliate Transaction is fair, from a financial point of view, to the Company or such Restricted Subsidiary, as the case may be.

                  (b) Notwithstanding the foregoing limitation, the Company or any Restricted Subsidiary may enter into or suffer to exist the following:

                  (i) any transaction or series of transactions between the Company and one or more Restricted Subsidiaries or between two or more Restricted Subsidiaries; PROVIDED that no more than 5% of the total voting power of the Voting Stock (on a fully diluted basis) of any such Restricted Subsidiary is owned by an Affiliate of the Company (other than a Restricted Subsidiary);

                  (ii) any Restricted Payment permitted to be made pursuant to
         Section 4.06;

                  (iii) any issuance of securities, or other payments, awards or grants in securities or otherwise pursuant to, or the funding of, employment arrangements, pension plans, stock options and stock ownership plans approved by the Board of Directors;

                  (iv) the payment of reasonable fees to directors of the Company or such Restricted Subsidiary who are not employees of the Company or any Restricted Subsidiary;

                  (v) loans and advances to employees made in the ordinary course of business and consistent with the past practices of the Company or such Restricted Subsidiary, as the case may be, PROVIDED that such loans and advances do not exceed $5,000,000 in the aggregate at any one time outstanding;

                  (vi) any transaction or series of transactions between the Company or any Restricted Subsidiary and any of their joint ventures, PROVIDED that (x) such transaction or series of transactions is in the ordinary course of business between the Company or such Restricted Subsidiary and such joint venture and is consistent with the past practices of the Company and the Restricted Subsidiaries with respect to their joint ventures and (y) if such transaction or series of transactions constitutes an Investment by the Company, such Restricted Subsidiary or such joint venture, the other equity investors in such joint venture (A) participate in such Investment on the same basis as the Company or such Restricted Subsidiary, (B) have their interests in such joint venture diluted to the extent such investors elect not to so participate in such Investment or (C) individually beneficially own 10% or less of the equity interests in such joint venture; and

                  (vii) any transaction or series of transactions between the Company or any Restricted Subsidiary and SMI America, Inc. or any of its affiliates pursuant to the terms of the Sumitomo Securities Purchase Agreement and any documents relating thereto, as such Agreement and documents are in effect on the Issue Date, without regard to any amendment, waiver or other modification thereto.

                  SECTION 4.13. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS. The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any Property unless (a) the Company or such Restricted Subsidiary would be entitled to (i) Incur Debt in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction pursuant to Section 4.05 and (ii) create a Lien on such Property securing such Attributable Debt without securing the Securities or any applicable Subsidiary Guaranty pursuant to Section 4.07 and (b) such Sale and Leaseback Transaction is effected in compliance with Section 4.10; PROVIDED, HOWEVER, that the Company or any Restricted Subsidiary may at any time enter into a Sale and Leaseback Transaction if the sum of (x) the aggregate amount of Attributable Debt outstanding at such time with respect to such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into by the Company or any Restricted Subsidiary and (y) the aggregate principal amount (in the case of Debt sold at a discount, at Stated Maturity) of all Secured Debt outstanding at such time (other than the USWA Secured Obligations and any Permitted Refinancing Debt in respect thereof to the extent not exceeding $250,000,000 in the aggregate and any Limited Recourse Guaranty), does not exceed 10% of Consolidated Net Tangible Assets as determined based on the consolidated balance sheet of the Company as of the end of the most recent fiscal quarter, after giving pro forma effect to such transaction.

                  SECTION 4.14. DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES. The Board of Directors may designate any Subsidiary of the Company to be an Unrestricted Subsidiary if (a) the Subsidiary to be so designated does not own any Capital Stock or Debt of, or own or hold any Lien on any Property of, the Company or any other Restricted Subsidiary and (b) either (i) the Subsidiary to be so designated has total assets of $1,000 or less or (ii) such designation is effective immediately upon such entity becoming a Subsidiary of the Company or any Restricted Subsidiary. Unless so designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company or of any Wholly Owned Subsidiary will be classified as a Restricted Subsidiary, PROVIDED that the requirements set forth in clauses (x) and (y) of the immediately following paragraph would be satisfied after giving pro forma effect to such classification. Any Person not permitted by the terms of the immediately preceding sentence to be classified as a Restricted Subsidiary shall be automatically classified as an Unrestricted Subsidiary. Except as provided in the first sentence of this paragraph, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. In addition, neither the Company nor any Restricted Subsidiary shall at any time be directly or indirectly liable for any Debt that provides that the holder thereof may (with the passage of time or notice or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its Stated Maturity upon the occurrence of a default with respect to any Debt, Lien or other obligation of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary, but excluding any Limited Recourse Guaranty). Upon designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with this Section 4.14, such Restricted Subsidiary shall, by execution and delivery of a supplemental indenture in form satisfactory to the Trustee, be released from any Subsidiary Guaranty previously made by such Restricted Subsidiary.

                  The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if, immediately after giving pro forma effect to such designation, (x) the Company could Incur at least $1.00 of additional Debt pursuant to Section 4.05(a) and (y) no Default or Event of Default shall have occurred and be continuing or would result therefrom.

                  Any such designation or redesignation by the Board of Directors will be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation or redesignation and an Officers' Certificate (a) certifying that such designation or redesignation complies with the foregoing provisions and (b) giving the effective date of such designation or redesignation, such filing with the Trustee to occur within 45 days after the end of the fiscal quarter of the Company in which such designation or redesignation is made (or, in the case of a designation or redesignation made during the last fiscal quarter of the Company's fiscal year, within 90 days after the end of such fiscal year).

                  SECTION 4.15. LIMITATION ON LAYERED DEBT. The Company shall not permit any Acquired Subsidiary Guarantor to Incur, directly or indirectly, any Debt that is subordinate or junior in right of payment to any Senior Debt unless such debt is expressly subordinated in right of payment to, or ranks pari passu with, the Obligations under its Acquired Subsidiary Guaranty.

                  SECTION 4.16. FUTURE SUBSIDIARY GUARANTORS. The Company shall cause each Person that (a) becomes a Domestic Wholly Owned Subsidiary following the Issue Date (other than any Securitization

Subsidiary or any Inactive Subsidiary) or (b) ceases to be an Inactive Subsidiary following the Issue Date to become a Subsidiary Guarantor by executing and delivering to the Trustee a supplemental indenture as provided in
Section 10.06 at the time such Person becomes a Domestic Wholly Owned Subsidiary or ceases to be an Inactive Subsidiary, as applicable.

                  SECTION 4.17. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company and the Subsidiary Guarantors also shall comply with TIA ss. 314(a)(4).

                  SECTION 4.18. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                    ARTICLE 5

                                Successor Company
                                -----------------

                  SECTION 5.01. WHEN COMPANY MAY MERGE OR TRANSFER ASSETS. (a) The Company shall not merge, consolidate or amalgamate with or into any other Person (other than a merger of a Wholly Owned Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all its Property in any one transaction or series of transactions unless: (i) the Company shall be the surviving Person (the "Surviving Person") or the Surviving Person (if other than the Company) formed by such merger, consolidation or amalgamation or to which such sale, transfer, assignment, lease, conveyance or disposition is made shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; (ii) the Surviving Person (if other than the Company) expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company; (iii) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all the Company's Property, such Property shall have been transferred as an entirety or virtually as an entirety to one Person; (iv) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (and treating, for purposes of this clause (iv) and clauses (v) and (vi) below, any Debt which becomes, or is anticipated to become, an obligation of the Surviving Person or any Restricted Subsidiary as a result of such transaction or series of transactions as having been Incurred by the Surviving Person or such Restricted Subsidiary at the time of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; (v) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company or the Surviving Person, as the case may be, would be able to Incur at least $1.00 of additional Debt under Section 4.05(a);
(vi) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the

Surviving Person shall have a Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction or series of transactions; and (vii) the Company shall deliver, or cause to be delivered, to the Trustee, in form reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and any supplemental indenture in respect thereto comply with this Section 5.01(a) and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  (b) The Surviving Person will succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture, but the predecessor Company in the case of a sale, transfer, assignment, lease, conveyance or other disposition, shall not be released from the obligations to pay the principal of and interest on the Securities.

                  SECTION 5.02. WHEN LTV STEEL OR THE TUBULAR BUSINESS MAY MERGE OR TRANSFER ASSETS. (a) The Company shall not permit LTV Steel or any Subsidiary then conducting all or part of the Tubular Business (each, a "Tubular Subsidiary") to merge, consolidate or amalgamate with or into any other Person (other than a merger of a Wholly Owned Subsidiary into LTV Steel or a Subsidiary Guarantor then conducting all or part of the Tubular Business, as applicable) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all the Property of LTV Steel or of the Tubular Business, as applicable, in any one transaction or series of transactions unless: (i) the Surviving Person (if not LTV Steel or such Tubular Subsidiary) formed by such merger, consolidation or amalgamation or to which such sale, transfer, assignment, lease, conveyance or disposition is made shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; (ii) the Surviving Person (if other than LTV Steel or such Tubular Subsidiary) expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual performance and observance of all the obligations of such entity under its Subsidiary Guaranty;
(iii) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all the Property of LTV Steel or the Tubular Business, such Property shall have been transferred as an entirety or virtually as an entirety to one Person; (iv) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (and treating, for purposes of this clause (iv) and clauses (v) and (vi) below, any Debt which becomes, or is anticipated to become, an obligation of the Surviving Person, the Company or any Restricted Subsidiary as a result of such transaction or series of transactions as having been Incurred by the Surviving Person, the Company or such Restricted Subsidiary at the time of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; (v) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company would be able to Incur at least $1.00 of additional Debt under Section 4.05(a); (vi) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company shall have a Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction or series of transactions; and (vii) the Company shall deliver, or cause to be delivered, to the Trustee, in form reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and such supplemental indenture, if any, in respect thereto comply with this covenant and that all conditions precedent herein provided for relating to such transaction have been satisfied. The foregoing provisions shall not apply to any sale of less than substantially all the Tubular Business by means of a merger, consolidation or amalgamation.

                  (b) The Surviving Person will succeed to, and be substituted for, and may exercise every right and power of the applicable Subsidiary Guarantor under its Subsidiary Guaranty.


                                    ARTICLE 6

                              Defaults and Remedies
                              ---------------------

                  SECTION 6.01. EVENTS OF DEFAULT. The following events shall be "Events of Default":

                  (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

                  (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon mandatory redemption, upon required repurchase, upon acceleration or otherwise;

                  (3) the Company, LTV Steel or any Tubular Subsidiary fails to comply with Article 5;

                  (4) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1), (2) or (3) above) and such failure continues for 30 days after notice is given to the Company as specified below;

                  (5) a default by the Company or any Restricted Subsidiary under any Debt of the Company or any Restricted Subsidiary which results in the acceleration of the maturity of such Debt, or failure to pay any such Debt at maturity, in an aggregate amount greater than $20,000,000 or its foreign currency equivalent at the time;

                  (6) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property; or

                           (D) makes a general assignment for the benefit of its
                  creditors;

         or takes any comparable action under any foreign laws relating to insolvency;

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case;

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary or for any substantial part of its property;

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary; or

                           (D) is for any similar relief granted under any
                  foreign laws;

         and in each such case the order or decree remains unstayed and in effect for 60 days;

                  (8) any judgment or judgements for the payment of money in an aggregate amount in excess of $20,000,000 or its foreign currency equivalent at the time is entered against the Company or any Restricted Subsidiary, and shall not be waived, satisfied or discharged for any period of 30 consecutive days during which a stay of enforcement shall not be in effect; or

                  (9) any Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of this Indenture or such Subsidiary Guaranty) or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty.

                  The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Bankruptcy Law" means Title 11, UNITED STATES CODE, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of a series then outstanding notify the Company (and, in the case of such notice by Holders, the Trustee) of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities of a series then outstanding by notice to the Company and the Trustee, may declare the principal amount of all the Securities of such series then outstanding plus accrued but unpaid interest to the date of acceleration to be immediately due and payable. In case an Event of Default specified in
Section 6.01(6) or (7) shall occur, such amount with respect to all the Securities of such series shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Securities of such series. The Holders of a majority in aggregate principal amount of the outstanding Securities of a series may by notice to the Trustee and the Company rescind any declaration of acceleration if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of such series or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy, except as provided in the last paragraph of
Section 2.07. All available remedies are cumulative.

                  SECTION 6.04. WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate principal amount of the Securities of a series by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security of such series or (ii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder of such series affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  SECTION 6.05. CONTROL BY MAJORITY. The Holders of a majority in aggregate principal amount of the Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to reasonable indemnity against all losses and expenses caused by taking or not taking such action.

                  SECTION 6.06. LIMITATION ON SUITS. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities of a series then outstanding shall have made a written request, and such Holder of or Holders shall have offered reasonable indemnity, to the Trustee to pursue such proceeding as trustee; and

                  (3) the Trustee has failed to institute such proceeding and has not received from the Holders of at least a majority in aggregate principal amount of the Securities of a series outstanding a direction inconsistent with such request, within 60 days after such notice, request and offer.

                  The foregoing limitations on the pursuit of remedies by a Securityholder shall not apply to a suit instituted by a Holder of Securities for the enforcement of payment of the principal of or interest on such Security on or after the applicable due date specified in such Security. A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

                  SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in this Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

                  SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 6.10. PRIORITIES. If the Trustee collects any money or property pursuant to this Article 6 with respect to the Securities of any series, it shall pay out the money or property in the following order:

                  FIRST:  to the Trustee for amounts due under Section 7.07;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities of that series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal and interest, respectively; and

                  THIRD:  to the Company.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder of the applicable series and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Securities of a series.

                  SECTION 6.12. WAIVER OF STAY OR EXTENSION LAWS. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 7

                                     Trustee
                                     -------

                  SECTION 7.01. DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)  Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (h) The Trustee shall not be charged with knowledge of any Default or Event of Default or of the identity of any Significant Subsidiary unless (i) a Trust Officer assigned to and working in the Trustee's Corporate Trustee Administration Department shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 12.02 from the Company, any Subsidiary Guarantor or any Holder.

                  SECTION 7.02. RIGHTS OF TRUSTEE. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Trustee's conduct does not constitute wilful misconduct or negligence.

                  (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Unless otherwise provided herein, any request or direction of the Company mentioned herein shall be sufficiently evidenced by a written order signed by two Officers or by an Officer and either an Assistant Treasurer or Assistant Secretary of the Company

                  SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or any Subsidiary Guarantor in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

                  SECTION 7.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it is known to a Trust Officer or written notice of it is received by the Trustee. Except in the case of a Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

                  SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. As promptly as practicable after each May 15 beginning with May 15, 2000, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 15 each year that complies with TIA ss. 313(a), if and to the extent required by said subsection. The Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the acceptance and administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith. The Company need not pay for any settlement made by the Trustee without the Company's consent, such consent not to be unreasonably withheld.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

                  The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. Without limiting any other rights available to the Trustee under applicable law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(6) or (7) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.08. REPLACEMENT OF TRUSTEE. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in aggregate principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns, is removed by the Company or by the Holders of a majority in aggregate principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring

Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in aggregate principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder who has been bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.10. ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have (or shall be a member of a bank holding company that shall have) a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b), subject to the penultimate paragraph thereof (as in existence on the date hereof); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                    ARTICLE 8

                       Discharge of Indenture; Defeasance
                       ----------------------------------

                  SECTION 8.01. DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE. (a) When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company.

                  (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16,
5.01(a)(v) and (vi) and 5.02 and the operation of Sections 6.01(5), 6.01(6), 6.01(7), 6.01(8) and 6.01(9) (but, in the case of Sections 6.01(6) and (7), with respect only to Significant Subsidiaries) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.01(4) (with respect to the Sections of Article 4 identified in the immediately preceding paragraph), 6.01(5), 6.01(6), 6.01(7), 6.01(8) and 6.01(9) (but, in
the case of Sections 6.01(6) and (7), with respect only to Significant Subsidiaries) or because of the failure of the Company to comply with Section 5.01(a)(v) or (vi) or Section 5.02. If the Company exercises its legal defeasance option or its covenant defeasance option, each Subsidiary Guarantor shall be released from all its obligations under its Subsidiary Guaranty.

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.04, 2.05, 2.06, 2.07, 7.07, 7.08, 8.05 and 8.06 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.05 and Sections 2.3 and 2.4 of Appendix A hereto shall survive.

                  SECTION 8.02. CONDITIONS TO DEFEASANCE. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

                  (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be;

                  (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

                  (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.01(6) or (7) with respect to the Company occurs which is continuing at the end of the period;

                  (4) the deposit does not constitute a default under any other agreement binding on the Company;

                  (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                  (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

                  Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

                  SECTION 8.03. APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

                  SECTION 8.04. REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time, the existence of such excess to be based on a certificate from a nationally recognized firm of independent accountants delivered to the Trustee, which may include the certificate referred to in
Section 8.02(2).

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, all liability of the Trustee and the Paying Agent with respect to such money shall cease and Securityholders entitled to the money must look to the Company for payment as general creditors.

                  SECTION 8.05. INDEMNITY FOR GOVERNMENT OBLIGATIONS. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

                  SECTION 8.06. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; PROVIDED, HOWEVER, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                    ARTICLE 9

                                   Amendments
                                   ----------

                  SECTION 9.01. WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities of a series without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Article 5;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; PROVIDED, HOWEVER, that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

                  (4) to add additional Guarantees with respect to the Secur-ities or to release any Subsidiary Guarantor from its Subsidiary Guaranty when permitted by the terms hereof, or to secure the Securities;

                  (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (6) to make any change to the subordination provisions of
         Article 11 that would limit or terminate the benefits available to holders of Designated Senior Debt under such provisions;

                  (7) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

                  (8) to make any change that does not adversely affect the rights of any Securityholder.

                  No amendment may be made to the subordination provisions of
Article 11 that adversely affects the rights of holders of Designated Senior Debt unless the holders of such Designated Senior Debt (or their Representative) consent to such change.

                  After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.02. WITH CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture with respect to any series or the Securities of any series without notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities of such series. However, without the consent of each Securityholder affected thereby, an amendment may not:

                  (1) reduce the amount of Securities of any series whose Holders must consent to an amendment or waiver;

                  (2) reduce the rate of or change the time for payment of interest on any Security;
                  (3) reduce the principal of or extend the Stated Maturity of any Security;

                  (4) reduce the amount payable upon the redemption or repurchase of any Security under Article 3 or Section 4.09 or 4.10 or change the time at which any Security may be redeemed in accordance with Article 3;

                  (5) make any Security payable in a currency other than that stated in the Security;

                  (6) subordinate the Securities or any Subsidiary Guaranty to any other obligation of the Company or the applicable Subsidiary Guarantor;

                  (7) make any change in any Subsidiary Guaranty that would adversely affect the Securityholders;

                  (8) impair the right of any Holder to institute suit for enforcement of any payment on or with respect to such Holder's Securities or any Subsidiary Guaranty;

                  (9) release any security that may have been granted in favor of the Holders of the Securities other than pursuant to the terms of such security interest, including the security interest under the Escrow Agreement;

                  (10) at any time after a Change of Control or Asset Sale has occurred, change the time at which the Change of Control Offer or Prepayment Offer relating thereto must be made or at which the Securities must be repurchased pursuant to such Change of Control Offer or Prepayment Offer;

                  (11) make any change to the subordination provisions of
         Article 11 that would adversely affect the Holders of the Securities;

                  (12) reduce the premium payable upon a Special Mandatory Redemption or make any other change in the provisions relating to the Special Mandatory Redemption set forth in paragraph 5(b) of the Original Securities, including changing the time by which the Securities must be redeemed;

                  (13) make any change in the Escrow Agreement that would adversely affect the Holders of the Original Securities; or

                  (14) make any change in Section 6.04 or 6.07 or the second sentence of this Section.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section becomes effective, the Company shall mail to Securityholders of each applicable series a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

                  SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS AND WAIVERS. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

                  SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                  SECTION 9.07. PAYMENT FOR CONSENT. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 10

                              Subsidiary Guaranties
                              ---------------------

                  SECTION 10.01. GUARANTEES. Each Subsidiary Guarantor hereby unconditionally guarantees to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article 10 notwithstanding any extension or renewal of any Obligation.

                  Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement;
(d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Obligations; or
(f) any change in the ownership of such Subsidiary Guarantor.

                  Each Subsidiary Guarantor further agrees that the Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

                  Except as expressly set forth in Sections 4.08, 5.02 and 8.01(b), the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

                  Each Subsidiary Guarantor further agrees that the Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Obligations, (ii) accrued and unpaid interest on such Obligations (but only to the extent not prohibited by law) and
(iii) all other monetary Obligations of the Company to the Holders and the Trustee.

                  Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Obligations guaranteed hereby until payment in full in cash of all Obligations. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of each Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

                  Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                  SECTION 10.02. CONTRIBUTION. The Company agrees that, in the event a payment shall be made by any Subsidiary Guarantor under its Subsidiary Guaranty, the Company shall indemnify such Subsidiary Guarantor in an amount equal to the amount of such payment multiplied by a fraction, the numerator of which shall be the net worth of the Company on the date hereof and the denominator of which shall be the aggregate net worth of the Company and such Subsidiary Guarantor on the date hereof.

                  SECTION 10.03. SUCCESSORS AND ASSIGNS. This Article 10 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 10.04. NO WAIVER. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

                  SECTION 10.05. MODIFICATION. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                  SECTION 10.06. EXECUTION OF SUPPLEMENTAL INDENTURE FOR FUTURE SUBSIDIARY GUARANTORS. Each Subsidiary that is required to become a Subsidiary Guarantor pursuant to Section 4.16 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit B hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article 10 and shall guarantee the Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Subsidiary Guaranty of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.


                                   ARTICLE 11

                 Subordination of Acquired Subsidiary Guaranties
                 -----------------------------------------------

                  SECTION 11.01. AGREEMENT TO SUBORDINATE. Each Acquired Subsidiary Guarantor agrees, and each Holder of Securities by accepting a Security agrees, that the Obligations of such Acquired Subsidiary Guarantor are subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the payment when due of all Designated Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Designated Senior Debt. Subject to the foregoing, the Obligations of each Acquired Subsidiary Guarantor shall in all respects rank pari passu with all existing and future senior Debt of such Acquired Subsidiary Guarantor and senior to all existing and future subordinated Debt of such Acquired Subsidiary Guarantor, and only Designated Senior Debt shall rank senior to the Obligations of such Acquired Subsidiary Guarantor in accordance with the provisions set forth herein.

                  SECTION 11.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of the assets of any Acquired Subsidiary Guarantor to creditors upon a total or partial liquidation, dissolution or winding up of such Acquired Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Acquired Subsidiary Guarantor or its property:

                  (1) holders of Designated Senior Debt shall be entitled to receive payment in full in cash of such Designated Senior Debt before Holders of Securities shall be entitled to receive any payment pursuant to any Obligations of such Acquired Subsidiary Guarantor; and

                  (2) until the Designated Senior Debt is paid in full in cash, any distribution made by or on behalf of such Acquired Subsidiary Guarantor to which Holders of Securities would be entitled but for this Article 11 shall be made to holders of the Designated Senior Debt as their interests may appear, except that all Holders of Securities may receive and retain shares of stock and any debt securities of such Acquired Subsidiary Guarantor that are subordinated to the Designated Senior Debt to at least the same extent as the Obligations of such Acquired Subsidiary Guarantor are subordinated to the Designated Senior Debt.

                  SECTION 11.03. DEFAULT ON DESIGNATED SENIOR DEBT. No Acquired Subsidiary Guarantor may make any payment pursuant to any of its Obligations or repurchase, redeem or otherwise retire or defease any Securities or other Obligations (collectively, "make an Acquired

Subsidiary Guarantor payment") if (a) any principal, premium or interest in respect of the Designated Senior Debt is not paid when due (including at maturity) or (b) any other default on the Designated Senior Debt occurs and the maturity of the Designated Senior Debt is accelerated in accordance with its terms unless, in either case, (i) the default has been cured or waived and any such acceleration has been rescinded or (ii) the Designated Senior Debt has been paid in full in cash; PROVIDED, HOWEVER, that any Acquired Subsidiary Guarantor may make an Acquired Subsidiary Guarantor payment without regard to the foregoing if such Acquired Subsidiary Guarantor and the Trustee receive written notice approving such payment from the Representative of the Designated Senior Debt. During the continuance of any default (other than a default described in clause (a) or (b) of the preceding sentence) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except any notice required to effect the acceleration) or the expiration of any applicable grace period, no Acquired Subsidiary Guarantor may make an Acquired Subsidiary Guarantor payment for a period (a "Payment Blockage Period") commending upon the receipt by such Acquired Subsidiary Guarantor and the Trustee of written notice of such default from the Representative of the holders of such Designated Senior Debt specifying an election to effect a Payment Blockage Period (a "Payment Blockage Notice") and ending 179 days thereafter (unless such Payment Blockage Notice is earlier terminated (a) by written notice to the Trustee and such Acquired Subsidiary Guarantor from the Representative that gave such Payment Blockage Notice, (b) because such default is no longer continuing or (c) because such Designated Senior Debt has been repaid in full in cash). Unless the holders of such Designated Senior Debt or the Representative of such holders have accelerated the maturity of such Designated Senior Debt and not rescinded such acceleration, Acquired Subsidiary Guarantors may (unless otherwise prohibited as described in the first sentence of this paragraph) resume making Acquired Subsidiary Guarantor payments after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults during such period.

                  SECTION 11.04. DEMAND FOR PAYMENT. If a demand for payment is made on an Acquired Subsidiary Guarantor pursuant to Article 10, such Acquired Subsidiary Guarantor may not make an Acquired Subsidiary Guarantor payment until five Business Days after the Representative of the Designated Senior Debt receives notice of such acceleration and, thereafter, may make an Acquired Subsidiary Guarantor payment only if this Indenture otherwise permits payment at that time.

                  SECTION 11.05. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to Holders of Securities that because of this Article 11 should not have been made to them, the Holders of Securities who receive the distribution shall hold it in trust for holders of the Designated Senior Debt and pay it over to them or their Representative as their interests may appear.

                  SECTION 11.06. SUBROGATION. After all the Designated Senior Debt is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Designated Senior Debt to receive distributions applicable to the Designated Senior Debt. A distribution made under this Article 11 to holders of Designated Senior Debt that otherwise would have been made to Holders of Securities is not, as between the relevant Acquired Subsidiary Guarantor and Holders of Securities, a payment by such Acquired Subsidiary Guarantor on the Designated Senior Debt.

                  SECTION 11.07. RELATIVE RIGHTS. This Article 11 defines the relative rights of Holders of Securities and holders of Designated Senior
Debt.  Nothing in this Indenture shall:

                  (1) impair, as between an Acquired Subsidiary Guarantor and Holders of Securities, the obligation of such Acquired Subsidiary Guarantor, which is absolute and unconditional, to pay the Obligations to the extent set forth in Article 10 or the relevant Acquired Subsidiary Guaranty; or

                  (2) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a default by such Acquired Subsidiary Guarantor under the Obligations, subject to the rights of holders of Designated Senior Debt to receive distributions otherwise payable to Holders of Securities.

                  SECTION 11.08. SUBORDINATION MAY NOT BE IMPAIRED BY ACQUIRED SUBSIDIARY GUARANTOR. No right of any holder of Designated Senior Debt to enforce the subordination of the Obligations of any Acquired Subsidiary Guarantor shall be impaired by any act or failure to act by such Acquired Subsidiary Guarantor or by its failure to comply with this Indenture.

                  SECTION 11.09. RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding Section 11.03, the Trustee or Paying Agent may continue to make payments on any Acquired Subsidiary Guaranty and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer receives written notice satisfactory to it that payments may not be made under this Article 11. The Company, the relevant Acquired Subsidiary Guarantor, the Registrar or co-registrar, the Paying Agent, the Representative or a holder of Designated Senior Debt may give the notice.

                  The Trustee in its individual or any other capacity may hold Designated Senior Debt with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 11 with respect to Designated Senior Debt that may at any time be held by it, to the same extent as any other holder of Designated Senior Debt; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 11 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

                  SECTION 11.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Designated Senior Debt, the distribution may be made and the notice given to their Representative (if any).

                  SECTION 11.11. ARTICLE 11 NOT TO PREVENT EVENTS OF DEFAULT UNDER AN ACQUIRED SUBSIDIARY GUARANTY OR LIMIT RIGHT TO DEMAND PAYMENT. The failure to make a payment pursuant to an Acquired Subsidiary Guaranty by reason of any provision in this Article 11 shall not be construed as preventing the occurrence of a default under such Acquired Subsidiary Guaranty. Nothing in this
Article 11 shall have any effect on the right of Holders of Securities or the Trustee to make a demand for payment on any Acquired Subsidiary Guarantor pursuant to Article 10 or the relevant Acquired Subsidiary Guaranty.

                  SECTION 11.12. TRUSTEE ENTITLED TO RELY. Upon any payment or distribution pursuant to this Article 11, the Trustee and Holders of

Securities shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in
Section 11.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to Holders of Securities or (iii) upon the Representative for the holders of Designated Senior Debt for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Designated Senior Debt, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Designated Senior Debt to participate in any payment or distribution pursuant to this
Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Designated Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 11, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 11.

                  SECTION 11.13. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of Securities by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Securities and the holders of Designated Senior Debt as provided in this Article 11 and appoints the Trustee as attorney-in-fact for any and all such purposes.

                  SECTION 11.14. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF DESIGNATED SENIOR DEBT. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Designated Senior Debt and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities or the Company or any other Person, money or assets to which any holders of such Designated Senior Debt shall be entitled by virtue of this Article 11 or otherwise.

                  SECTION 11.15. RELIANCE BY HOLDERS OF DESIGNATED SENIOR DEBT ON SUBORDINATION PROVISIONS. Each Holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of Designated Senior Debt, whether the Designated Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, the Designated Senior Debt and such holder of Designated Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, the Designated Senior Debt.

                                   ARTICLE 12

                                  Miscellaneous
                                  -------------

                  SECTION 12.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with another provision of the TIA which is required under said Act to be a part of and govern this Indenture, the required provision shall control.

                  SECTION 12.02. NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

         if to the Company:

                  The LTV Corporation
                  200 Public Square
                  Cleveland, Ohio 44114
                  Facsimile No. (216) 622-4647
                  Attention: Hal C. Hedrick, Jr.

         if to any Subsidiary Guarantor, to such Subsidiary Guarantor:

                  c/o The LTV Corporation
                  200 Public Square
                  Cleveland, Ohio 44114
                  Facsimile No. (216) 622-4647
                  Attention: Hal C. Hedrick, Jr.

         if to the Trustee:

                  U.S. Bank Trust National Association
                  180 East 5th Avenue, Suite 200
                  St. Paul, Minnesota 55101
                  Facsimile No. (651) 244-0711
                  Attention: Corporate Trust Administration

                  The Company, any Subsidiary Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA ss. 312(b) with otheR Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

                  SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

                  SECTION 12.06. WHEN SECURITIES DISREGARDED. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

                  SECTION 12.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Paying Agent and any co-registrar may make reasonable rules for their functions.

                  SECTION 12.08. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

                  SECTION 12.09. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  SECTION 12.10. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or such Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  SECTION 12.11. SUCCESSORS. All agreements of the Company and each Subsidiary Guarantor in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 12.12. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 12.13. TABLE OF CONTENTS; HEADINGS. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                       THE LTV CORPORATION,

                                         by
                                            ------------------------------
                                            Name:
                                            Title:


                                       EACH OF THE SUBSIDIARIES LISTED ON
                                       SCHEDULE I HERETO,

                                         by
                                            ------------------------------
                                            Name:
                                            Title:


                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee,

                                         by
                                            ------------------------------
                                            Name:
                                            Title:

                                                                      SCHEDULE I



                          INITIAL SUBSIDIARY GUARANTORS
                          -----------------------------



Georgia Tubing Corporation

Jalcite I, Inc.

LTV Blanking Corporation

LTV/EGL Holding Company

LTV Electro-Galvanizing, Inc.

LTVGT, Inc. (f/k/a Varco-Pruden, Inc.)

LTV International, Inc. (f/k/a LTV Holdings, Inc.)

LTV Steel Company, Inc.
      LTV Steel Tubular Products Company (a division of LTV Steel Company, Inc.)

Aliquippa and Southern Railroad Company

Chicago Short Line Railway Company

The Cuyahoga Valley Railway Company

The Mahoning Valley Railway Company

Dearborn Leasing Company

Erie B Corporation

Erie I Corporation

Fox Trail, Inc.

J&L Empire, Inc.

Jalcite II, Inc.

LTV-Columbus Processing, Inc.

LTV Pickle, Inc.

The Monongahela Connecting Railroad Company

Nemacolin Mines Corporation

Republic Technology Corporation

The River Terminal Railway Company

Youngstown Erie Corporation

LTV Steel de Mexico, Ltd.

LTV-Walbridge, Inc.

Trico Steel Company, Inc.

VP Buildings, Inc. (f/k/a VP Acquisition Company)

Varco-Pruden International, Inc. (f/k/a Buildings
International Company)

United Panel, Inc.

LTV Steel Mining Company

Welded Tube Holdings, Inc. (f/k/a ANI America
Holdings Inc.)
(f/k/a Palmer Tube Mills, Inc.)
Welded Tube Co. of America

                                                                      APPENDIX A









            FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT
                TO RULE 144A AND TO CERTAIN PERSONS IN OFFSHORE
                    TRANSACTIONS IN RELIANCE ON REGULATION S.

                    PROVISIONS RELATING TO INITIAL SECURITIES
                    -----------------------------------------
                             AND EXCHANGE SECURITIES
                             -----------------------

      1. DEFINITIONS

      1.1  DEFINITIONS

      For the purposes of this Appendix A the following terms shall have the meanings indicated below:

         "Definitive Security" means a certificated Initial Security or Exchange Security bearing, if required, the restricted securities legend set forth in
Section 2.3(d).

         "Depository" means The Depository Trust Company, its nominees and their respective successors.

         "Exchange Securities" means the 11 3/4% Senior Notes Due 2009 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer or a Private Exchange pursuant to a Registration Agreement.

         "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Placement Agents" means Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation.

         "Initial Securities" means the 11 3/4% Senior Notes Due 2009, to be issued from time to time, in one or more series as provided for in this Indenture.

         "Original Securities" means Initial Securities in the aggregate principal amount of $275,000,000 issued on November 5, 1999.

         "Private Exchange" means the offer by the Company, pursuant to Section 2(c) of the Registration Agreement dated November 2, 1999, or pursuant to any similar provision of any other Registration Agreement, to issue and deliver to the Placement Agents, in exchange for the Initial Securities held by the Placement Agents as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means the 11 3/4% Senior Notes Due 2009 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to a Registration Agreement.

         "Purchase Agreement" means the Purchase Agreement dated November 2, 1999, among the Company, the Subsidiary Guarantors named therein and the Placement Agents relating to the Original Securities, or any similar agreement relating to any future sale of Initial Securities by the Company.

         "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

         "Registered Exchange Offer" means the offer by the Company, pursuant to a Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

         "Registration Agreement" means the Registration Rights Agreement dated November 2, 1999, among the Company, the Subsidiary Guarantors named therein and the Placement Agents relating to the Original Securities, or any similar agreement relating to any additional Initial Securities.

         "Securities" means the Initial Securities and the Exchange Securities, treated as a single class.

         "Securities Act" means the Securities Act of 1933.

         "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor person thereto, who shall initially be the Trustee.

         "Shelf Registration Statement" means a registration statement issued by the Company in connection with the offer and sale of Initial Securities pursuant to a Registration Agreement.

         "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the legend set forth in
Section 2.3(d) hereto.

      1.2  OTHER DEFINITIONS

                                                                DEFINED IN
         TERM                                                    SECTION:
         ----                                                    --------

"Agent Members".........................................................2.1(b)
"Global Security".......................................................2.1(a)
"Regulation S" .........................................................2.1
"Rule 144A".............................................................2.1

      2. THE SECURITIES

      2.1  FORM

         The Initial Securities will be offered and sold by the Company, from time to time, pursuant to one or more Purchase Agreements. The Initial Securities will be resold initially only to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"). Initial Securities may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S.

         (a) GLOBAL SECURITIES. Initial Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. Initial Securities, the beneficial interests in which are sold to QIBs, will initially be represented by Global Securities bearing CUSIP number 502210 AY 3, and Initial Securities, the beneficial interests in which are sold pursuant to Regulation S, will initially be represented by Global Securities bearing CUSIP number U50221 AB 3. Initial Securities, beneficial interests in which are sold to IAIs, will initially be represented by Global Securities bearing the CUSIP number 502210 AZ 0.

         (b) BOOK-ENTRY PROVISIONS. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         (c) CERTIFICATED SECURITIES. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

      2.2 AUTHENTICATION. The Trustee shall authenticate and deliver: (1) Original Securities for original issue in an aggregate principal amount of $275,000,000, (2) additional Initial Securities, if and when issued, and (3) Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange pursuant to a Registration Agreement, for a like principal amount of Initial Securities, upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities.

      2.3 (a) TRANSFER AND EXCHANGE. When Definitive Securities are presented to the Registrar or a co-registrar with a request:

         (x)  to register the transfer of such Definitive Securities; or

         (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Securities surrendered for transfer or exchange:

         (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below as applicable, and are accompanied by the following additional information and documents, as applicable:

           (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

           (B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse of the Security); or

           (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act, (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Company requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

         (b) RESTRICTIONS ON TRANSFER OF A DEFINITIVE SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Company and the Registrar or co-registrar, together with:

         (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which has been approved by the Company) or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the participant account of the Depository to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the related Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Global Security equal to the principal amount of the Definitive Security so canceled. If the related Global Security is not then outstanding and such Global Security has not been previously exchanged pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

         (c) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the transferor and/or the transferee, as applicable, must furnish a signed letter to the Trustee containing certain representations and agreements as to compliance with the restrictions set forth in the legend set forth in
Section 2.3(d)(i) in connection with such transfer (the form of which letter shall be obtained from the Company).

         (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

         (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

         (iv) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         (d)  LEGEND.

         (i) Except as permitted by the following paragraphs (ii), (iii), (iv) and (vi), each Security certificate evidencing the Global

      Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR
      (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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a)(1),
      (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

         Each Definitive Security will also bear the following additional legend:

         "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

         (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act:

           (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

           (B) in the case of any Transfer Restricted Security that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, in either case, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

         (iii) After a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring that any such Initial Security be issued in global form will cease to apply, and an Initial Security in certificated or global form without legends will be available to the transferee of the Holder of such Initial Securities upon exchange of such transferring Holder's certificated Initial Security. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

         (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which certain Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form will cease to apply, and certificated Initial Securities with the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

         (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will continue to apply, and Private Exchange Securities in global form with the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

         (vi) Upon a sale or transfer of any Initial Security acquired pursuant to Regulation S, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring any such Initial Security be issued in global form will cease to apply, and an Initial Security in certificated or global form without the Restricted Security Legend will be available to the transferee of the Holder of such Initial Securities.

         (e) CANCELATION OR ADJUSTMENT OF GLOBAL SECURITY. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned by the Depository to the Trustee for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

         (f)  OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF SECURITIES.

         (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities, Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

         (ii)No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to
      Section 3.06, 4.09, 4.10 or 9.05).

         (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning 15 days before the mailing of a notice of redemption or an offer to repurchase Securities.

         (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to paragraph 2 of the form of Security) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

         (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         (g)  NO OBLIGATION OF THE TRUSTEE.

         (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

         (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

      2.4  CERTIFICATED SECURITIES

         (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section
2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depository ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or after it becomes aware of such ineligibility, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

         (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(d), bear the restricted securities legend set forth in Exhibit 1 hereto.

         (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (d) In the event of the occurrence of either of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                                   to APPENDIX A





                       [FORM OF FACE OF INITIAL SECURITY]

                           [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


                         [Restricted Securities Legend]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE

MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.
                         [Definitive Securities Legend]

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                       [FORM OF FACE OF INITIAL SECURITY]

No.                                                      [UP TO] */ $__________

                          11 3/4% Senior Note Due 2009

                                                                CUSIP No. ______

         The LTV Corporation, a Delaware corporation, promises to pay to, or registered assigns, the principal sum [set forth in the attached Schedule of
Increases or Decreases in Global Security]* [of            Dollars] **/ on
November 15, 2009.

         Interest Payment Dates: May 15 and November 15.

         Record Dates: May 1 and November 1.

         Additional provisions of this Security are set forth on the other side of this Security.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                      THE LTV CORPORATION,

                        by
                           ----------------------------------------------------
                           Name:
                           Title:

                        by
                           ----------------------------------------------------
                           Name:
                           Title:

[CORPORATE SEAL]


--------
   * Insert for Global Securities.
   ** Insert for Definitive Securities.

TRUSTEE'S CERTIFICATE OF
      AUTHENTICATION


Dated:


U.S. BANK TRUST NATIONAL
ASSOCIATION, as Trustee, certifies
that this is one of
the Securities referred
to in the within-mentioned
Indenture.


By:
    -----------------------------
      Authorized Signatory

                   [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                          11 3/4% Senior Note Due 2009


1.  INTEREST

         (a) The LTV Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from November 5, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

         (b) SPECIAL INTEREST. The holder of this Security is entitled to the benefits of a Registration Rights Agreement dated November 2, 1999 (the "Registration Rights Agreement"), among the Company, the Subsidiary Guarantors named therein and the Placement Agents named therein. Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the SEC on or prior to the 60th day following the date of original issuance of the Securities, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to the 150th day following the date of the original issuance of the Securities, (iii) neither the Registered Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective on or prior to the 180th day following the date of the original issuance of the Securities or (iv) after the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Rights Agreement (each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), interest (the "Special Interest") shall accrue (in addition to the stated interest on the Securities) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at a rate per annum equal to 0.25% of the principal amount of the Securities; PROVIDED, HOWEVER, that such rate per annum shall increase to 0.50% per annum from and including the 91st day after the first such Registration Default unless and until all Registration Defaults have been cured. The Special Interest will be payable in cash semiannually in arrears each May 15 and November 15 in the same manner and to the same Persons as regular interest.

2.  METHOD OF PAYMENT

         The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 or November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  PAYING AGENT AND REGISTRAR

         Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.  INDENTURE

         The Company issued the Securities under an Indenture dated as of November 5, 1999 (the "Indenture"), among the Company, the Subsidiary Guarantors named therein and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

         The Securities are senior unsecured obligations of the Company with an unlimited aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). [This Security is one of the Original Securities referred to in the Indenture issued in an aggregate principal amount of $275,000,000. The Securities include the Original Securities, any additional Initial Securities that may be issued under the Indenture and any Exchange Securities issued in exchange for Initial Securities. The Original Securities, any such additional Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture.] [This Security is one of the additional Initial Securities that may be issued under the Indenture. The Securities include such additional Securities, the Original Securities in an aggregate principal amount of $275,000,000 previously issued under the Indenture and any Exchange Securities issued in exchange for Initial Securities. The additional Initial Securities, the Original Securities and the Exchange Securities are treated as a single class of securities under the Indenture]. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make Asset Sales. The Indenture also imposes limitations on the ability of the Company, LTV Steel or any Tubular Subsidiary to consolidate or merge with or into any other Person, or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the Property of the Company, LTV Steel or the Tubular Business. Once the Company attains Investment Grade Status, certain of the covenants in the Indenture will no longer be applicable to the Company and its Restricted Subsidiaries, even if the Company ceases thereafter to have an Investment Grade Rating.

         Pursuant to the terms of the Indenture, the Subsidiary Guarantors have unconditionally guaranteed the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture.

5. OPTIONAL REDEMPTION; SPECIAL MANDATORY REDEMPTION

         (a) Except as set forth in the next paragraph or in clause (b) below, the Securities may not be redeemed prior to November 15, 2004. On and after that date, the Company may redeem the Securities in whole at any time or in part from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption), if redeemed during the 12-month period beginning on or after November 15 of the years set forth below:

                                                                      Redemption
Period                                                                  Price
------                                                                  -----

2004................................................................   105.875%
2005................................................................   103.917%
2006 ...............................................................   101.958%
2007 and thereafter.................................................   100.000%


         Notwithstanding the foregoing, prior to November 15, 2002, the Company may redeem, at any time or from time to time, up to a maximum of 35% of the original aggregate principal amount of Securities, at a redemption price of 111.750% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption), with the net proceeds of one or more Public Equity Offerings; PROVIDED, HOWEVER, that after giving effect to any such redemption, at least 65% of the original aggregate principal amount of the Securities remains outstanding. Any such redemption shall be made within 60 days after the date of the closing of any such Public Equity Offering.

         (b) Notwithstanding the foregoing, in the event that the Funding Conditions (as described below) are not satisfied on or prior to January 15, 2000, or the Copperweld Acquisition Agreement is terminated or the Copperweld Acquisition is otherwise abandoned prior to such date, then the Company will redeem all the Securities at a redemption price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the Mandatory Redemption Date.

         The "Mandatory Redemption Date" means the earlier of (a) January 31, 2000, in the event that the Funding Conditions are not satisfied by January 15, 2000, and (b) the 15th day (or if such day is not a Business Day, the next following Business Day) following the termination of the Copperweld Acquisition Agreement or the abandonment of the Copperweld Acquisition.

         The "Funding Conditions" mean the occurrence of the following events:

         (i) the consummation of the Copperweld Acquisition in accordance in all material respects with the description of the Copperweld Acquisition Agreement contained in the Memorandum dated November 2, 1999 relating to the Securities; and

         (ii)  the execution of and funding under the New Bank Financing.

6.  SINKING FUND

         The Securities are not subject to any sinking fund.

7.  NOTICE OF REDEMPTION

         Notice of redemption will be mailed by first-class mail (a) in the case of a redemption pursuant to paragraph 5(a) above, at least 30 days but not more than 60 days before the redemption date and (b) in the case of a redemption pursuant to paragraph 5(b) above, promptly after the occurrence of the event requiring such redemption, to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.


8. REPURCHASE OF SECURITIES AT THE OPTION OF HOLDERS UPON CHANGE OF CONTROL

         Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Indenture.

9.  DENOMINATIONS; TRANSFER; EXCHANGE

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

10.  PERSONS DEEMED OWNERS

         Subject to paragraph 2 hereof, the registered Holder of this Security may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  DISCHARGE AND DEFEASANCE

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.  AMENDMENT, WAIVER

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of a series and (ii) any default may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of a series. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add additional Guarantees with respect to the Securities or to release any Subsidiary Guarantor from its Subsidiary Guaranty as provided by the terms thereof, or to secure the Securities; (v) to add additional covenants or to surrender rights and powers conferred on the Company;
(vi) to make any change to the subordination provisions relating to the Acquired Subsidiary Guaranties that would limit or terminate benefits available to holders of Designated Senior Debt; (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (viii) to make any change that does not adversely affect the rights of any Securityholder.

14.  DEFAULTS AND REMEDIES

         If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities of a series, subject to certain limitations, may declare all the Securities of such series to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities of a series may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the outstanding Securities of a series may by written notice to the Company and the Trustee rescind any declaration of acceleration if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

15.  TRUSTEE DEALINGS WITH THE COMPANY

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  NO RECOURSE AGAINST OTHERS

         A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantors shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  AUTHENTICATION

         This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.  ABBREVIATIONS

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  GOVERNING LAW

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

20.  CUSIP NUMBERS

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


      (Print or type assignee's name, address and zip code)

      (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


____________________________________________________________

Date: ________________ Your Signature: _____________________


____________________________________________________________
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

      (1)  [ ]  to the Company; or

      (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

      (3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

      (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

      (5) [ ] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the trustee a signed letter containing certain representations and agreements (the form of which letter to be obtained from the Company); or

      (6) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

      Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.




                      ------------------------
                            Your Signature

Signature Guarantee:

Date:
     -------------------------  ---------------------------------
Signature must be guaranteed    Signature of Signature Guarantee
by a participant in a
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee

-----------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      -------------------------                   ------------------------------
                                                  NOTICE:  To be executed by
                                                     an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

         The initial principal amount of this Global Security is $[       ]. The
following increases or decreases in this Global Security have been made:


Date of     Amount of decrease in   Amount of increase in   Principal amount of this    Signature of authorized
Exchange    Principal Amount of     Principal Amount of     this Global Security        signatory of Trustee or
            this Global Security    this Global Security    following such decrease     Securities Custodian
                                                            or increase

                       OPTION OF HOLDER TO ELECT PURCHASE

           IF YOU WANT TO ELECT TO HAVE THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.09 OR 4.10 OF THE INDENTURE, CHECK THE BOX:
                               ---
                      /  /

           IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.09 OR 4.10 OF THE INDENTURE, STATE THE AMOUNT:
($1,000 OR AN INTEGRAL MULTIPLE THEREOF)


DATE: __________________ YOUR SIGNATURE: __________________
                  (SIGN EXACTLY AS YOUR NAME APPEARS
ON THE OTHER SIDE OF THE SECURITY)


SIGNATURE GUARANTEE:_______________________________________
                SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTY MEDALLION PROGRAM OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE

                                                                       EXHIBIT A







                       [FORM OF FACE OF EXCHANGE SECURITY]

No.                                                       [UP TO] */ $__________

                          11 3/4% Senior Note Due 2009

                                                                CUSIP No. ______

         The LTV Corporation, a Delaware corporation, promises to pay to
                                   , or assigns, the principal sum [set forth
in the attached Schedule of Increases or Decreases in Global Security]*
[of                 Dollars] **/ on November 15, 2009.

         Interest Payment Dates: May 15 and November 15.

         Record Dates: May 1 and November 1.

         Additional provisions of this Security are set forth on the other side of this Security.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                      THE LTV CORPORATION,

                        by
                           ----------------------------------------------------
                           Name:
                           Title:

                        by
                           ----------------------------------------------------
                           Name:
                           Title:

[CORPORATE SEAL]




--------
   * Insert for Global Securities.
   ** Insert for Definitive Securities.

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

Dated:

U.S. BANK TRUST NATIONAL ASSOCIATION,
      as Trustee, certifies
      that this is one of
      the Securities referred
      to in the within-mentioned
      Indenture.

      by
          -----------------------------
            Authorized Signatory














































----------
*/ If the Security is to be issued in global form, add the Global Securities Legend from Exhibit 1 to Appendix A and the attachment from such Exhibit 1 captioned "TO BE ATTACHED TO GLOBAL SECURITIES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".

                   [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                          11 3/4% Senior Note Due 2009


1.  INTEREST.

         The LTV Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from November 5, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.  METHOD OF PAYMENT

         The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 or November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  PAYING AGENT AND REGISTRAR

         Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.  INDENTURE

         The Company issued the Securities under an Indenture dated as of November 5, 1999 (the "Indenture"), among the Company, the Subsidiary Guarantors named therein and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

         The Securities are senior unsecured obligations of the Company with an unlimited aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). This Security is one of the Exchange Securities referred to in the Indenture issued in exchange for Initial Securities. The Securities include the Exchange Securities, the Original Securities issued in an aggregate principal amount of $275,000,000 and any additional Initial Securities that may be issued under the Indenture. The Exchange Securities, the Original Securities and such additional Initial Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make Asset Sales. The Indenture also imposes limitations on the ability of the Company, LTV Steel or any Tubular Subsidiary to consolidate or merge with or into any other Person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the Property of the Company, LTV Steel or the Tubular Business. Once the Company attains Investment Grade Status, certain of the covenants in the Indenture will no longer be applicable to the Company and its Restricted Subsidiaries, even if the Company ceases thereafter to have an Investment Grade Rating.

         Pursuant to the terms of the Indenture, the Subsidiary Guarantors have unconditionally guaranteed the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture.

5.  OPTIONAL REDEMPTION

         (a) Except as set forth in the next paragraph, the Securities may not be redeemed prior to November 15, 2004. On and after that date, the Company may redeem the Securities in whole at any time or in part from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption), if redeemed during the 12-month period beginning on or after November 15 of the years set forth below:


                                                               Redemption
Period                                                           Price

2004.........................................................   105.875%
2005.........................................................   103.917%
2006 ........................................................   101.958%
2007 and thereafter..........................................   100.000%

                                                                               3
         Notwithstanding the foregoing, prior to November 15, 2002, the Company may redeem, at any time or from time to time, up to a maximum of 35% of the original aggregate principal amount of Securities, at a redemption price of 111.750% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption), with the net proceeds of one or more Public Equity Offerings; PROVIDED, HOWEVER, that after giving effect to any such redemption, at least 65% of the original aggregate principal amount of the Securities remains outstanding. Any such redemption shall be made within 60 days after the date of the closing of any such Public Equity Offering.

6.  SINKING FUND

         The Securities are not subject to any sinking fund.

7.  NOTICE OF REDEMPTION

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.


8. REPURCHASE OF SECURITIES AT THE OPTION OF HOLDERS UPON CHANGE OF CONTROL

         Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Indenture.

9.  DENOMINATIONS; TRANSFER; EXCHANGE

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

10.  PERSONS DEEMED OWNERS

         Subject to paragraph 2 hereof, the registered Holder of this Security may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  DISCHARGE AND DEFEASANCE

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.  AMENDMENT, WAIVER

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of a series and (ii) any default may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of a series. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add additional Guarantees with respect to the Securities or to release any Subsidiary Guarantor from its Subsidiary Guaranty as provided by the terms thereof, or to secure the Securities; (v) to add additional covenants or to surrender rights and powers conferred on the Company;
(vi) to make any change to the subordination provisions relating to the Acquired Subsidiary Guaranties that would limit or terminate benefits available to holders of Designated Senior Debt; (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (viii) to make any change that does not adversely affect the rights of any Securityholder.

14.  DEFAULTS AND REMEDIES

         If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities of a series, subject to certain limitations, may declare all the Securities of such series to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities of a series may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the outstanding Securities of a series may by written notice to the Company and the Trustee rescind any declaration of acceleration if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

15.  TRUSTEE DEALINGS WITH THE COMPANY

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  NO RECOURSE AGAINST OTHERS

         A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  AUTHENTICATION

         This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.  ABBREVIATIONS

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  GOVERNING LAW

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

20.  CUSIP NUMBERS

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


      (Print or type assignee's name, address and zip code)

      (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------

Date:                  Your Signature:
      ----------------                 ---------------------

------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

Date:
      ----------------------        -----------------------------
Signature must be guaranteed    Signature of Signature Guarantee
by a participant in a
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee

------------------------------------------------------------

                       OPTION OF HOLDER TO ELECT PURCHASE

           IF YOU WANT TO ELECT TO HAVE THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.09 OR 4.10 OF THE INDENTURE, CHECK THE BOX:

                                       [ ]

           IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.09 OR 4.10 OF THE INDENTURE, STATE THE AMOUNT:
($1,000 OR AN INTEGRAL MULTIPLE THEREOF)


DATE:                    YOUR SIGNATURE:
      ------------------                 ------------------
     (SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THE SECURITY)


SIGNATURE GUARANTEE:
                    ---------------------------------------
                SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTY MEDALLION PROGRAM OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE.

                                                                       EXHIBIT B










                        FORM OF SUPPLEMENTAL INDENTURE


                SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as
           of                        , among [GUARANTOR] (the "New Subsidiary
           Guarantor"), a subsidiary of The LTV Corporation (or its successor) (the "Company"), the Company, on behalf of itself and the Subsidiary Guarantors (the "Existing Subsidiary Guarantors") under the indenture referred to below, and U.S. Bank Trust National Association, as trustee under the indenture referred to below (the "Trustee").


                            W I T N E S S E T H :


         WHEREAS the Company and the Existing Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of November 5, 1999, providing for the issuance on the date thereof of an aggregate principal amount of $275,000,000 of 11 3/4% Senior Notes due 2009 (the "Securities");

         WHEREAS Section 4.16 of the Indenture provides that under certain circumstances the Company is required to cause the New Subsidiary Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Subsidiary Guaranty on the terms and conditions set forth herein; and

         WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture;


         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor, the Company, the Existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

         1. AGREEMENT TO GUARANTEE. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to unconditionally guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article 10 and, if applicable, Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture.

         2. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

         3. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         4. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                                        [NEW SUBSIDIARY GUARANTOR],

                                          by
                                             ----------------------------------
                                             Name:
                                             Title:


                                        THE LTV CORPORATION, on behalf of itself and the Existing Subsidiary Guarantors,

                                          by
                                             ----------------------------------
                                             Name:
                                             Title:


                                        U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                        Trustee,

                                          by
                                             ----------------------------------
                                             Name:
                                             Title: